UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8352



                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31



Date of reporting period:  December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------




                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                                  Annual Report
                                December 31, 2007

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                                                   FIVE YEAR    TEN YEAR      AVG.
                                                                                       ONE YEAR     AVERAGE      AVERAGE     ANNUAL
                                                                                         TOTAL    ANNUALIZED   ANNUALIZED     TOTAL
                                                                 NET       GROSS        RETURN      RETURN       RETURN      RETURN
                                      INCEPTION     NAV @      EXPENSE    EXPENSE        ENDED       ENDED        ENDED       SINCE
FUNDS                                   DATES     12/31/07     RATIO*     RATIO**      12/31/07    12/31/07     12/31/07     INCEPT.
------------------------------------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class                  1/3/96     $15.38       0.80%      1.07%         10.96%      11.76%       6.79%       8.92%
   S&P 500 Index(1)                                                                       5.49%      12.83%       5.91%       9.24%

LKCM Small Cap Equity Fund -
   Institutional Class                 7/14/94     $20.03       0.96%      0.98%        (0.76)%      16.51%       9.52%      13.21%
   Russell 2000 Index(2)                                                                (1.57)%      16.25%       7.08%      10.26%

LKCM Small Cap Equity Fund -
   Adviser Class                        6/5/03     $19.72       1.21%      1.23%        (1.06)%       N/A          N/A       15.33%
   Russell 2000 Index(2)                                                                (1.57)%       N/A          N/A       13.30%

LKCM International Fund               12/30/97     $12.41       1.20%      1.34%         15.20%      21.61%       7.93%       7.93%
   MSCI/EAFE Index(3)                                                                    11.63%      22.08%       9.04%       9.03%

LKCM Balanced Fund                    12/30/97     $13.84       0.80%      1.45%          8.25%       9.74%       5.82%       5.82%
   S&P 500 Index(1)                                                                       5.49%      12.83%       5.91%       5.90%
   Lehman Government/Credit Bond Index(4)                                                 7.39%       4.06%       5.76%       5.77%

LKCM Fixed Income Fund                12/30/97     $10.33       0.65%      0.74%          5.96%       3.54%       5.05%       5.05%
   Lehman Government/Credit Bond Index(4)                                                 7.39%       4.06%       5.76%       5.77%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2006, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

(1)The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

(2)The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $1.416 billion.

(3)The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

(4)The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.

ECONOMIC OUTLOOK

Dark clouds surfaced over the economy and the stock market during this past summer and they continue to have a negative impact. Economic growth and corporate earnings continue to slow and the stock market gains during the first half of 2007 were whittled away.

Sub-prime mortgages, home loans to lower credit-worthy individuals, became the central figure in a global liquidity crisis. We spoke of this risk in our last report to shareholders. The housing market continued to weaken, both in number of starts and home values, and reached the point where delinquencies and foreclosures began to increase. These sub-prime mortgages, which financed the housing boom, were packaged in very complex and highly leveraged instruments and sold to investors around the world. The buyers of these loans did not fully appreciate the risk of their investments and as the housing market deteriorated, the value of their investments declined. As they tried to liquidate their holdings, it started a global credit-led liquidity crisis.

The Federal Reserve, seeing the crisis evolve, began cutting interest rates in the Fall to help minimize the damage and help stimulate the economy. They continued cutting interest rates in early 2008. This fear and uncertainty led to a decline in the stock market, as investors sold equities in favor of less volatile assets.

The weak economic conditions, which may or may not result in a recession, will likely continue in 2008. That said, there is plenty of cash in the system that should return to the stock market once confidence is restored. Individuals, corporations and Sovereign Wealth Funds have record levels of cash waiting to be invested.

The slower economy should continue to help keep inflation in check and allow the Federal Reserve to continue lowering interest rates as needed. The good news is that the economy and stock market have historically responded positively to lower rates and we expect that to hold true again in this cycle. The global economy continues to expand, which, along with a lower dollar, has resulted in a surge in exports.

Stock market valuations remain reasonable which gives us some confidence in future returns, especially after confidence is restored in the credit markets. This current period of uncertainty has driven interest rates to historically low levels.

In summary, we believe the economy, while weak, will continue to muddle along until the positive impact of lower interest rates and overall confidence in the system is restored. With stocks priced at reasonable valuations, an improvement in future earnings prospects should result in a more rewarding investing environment.

LKCM EQUITY FUND

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in equity securities of mid to large sized companies. The Fund's investment strategy focuses on investments in quality companies that we believe are reasonably valued and are likely to have above-average growth in revenue and/or earnings with above-average returns on shareholders' equity, underleveraged balance sheets, and potential for above-average capital appreciation. During 2007, the Fund returned 10.96% versus the 5.49% return of the S&P 500 Index. As of December 31, 2007, the total net assets in the Fund were $53.7 million with 99.3% of the net assets invested in common stocks and 0.7% in cash reserves, net of liabilities.

During 2007, the Fund benefited from both our stock selection and sector allocation decisions. Stock selection was particularly strong in the Healthcare and Industrials sectors, which more than offset weakness in Technology holdings. The Fund's performance benefited from being underweight the weakest sector, Financials. We selectively increased the Fund's weighting in the Financials sector in the second half of 2007, although it still remains underweight relative to the benchmark.

LKCM SMALL CAP EQUITY FUND

The LKCM Small Cap Equity Fund is managed to maximize long-term capital appreciation through investment primarily in equity securities of smaller companies with market capitalizations between $400 million and $2.5 billion at the initial time of investment. During 2007, the Fund's Institutional Class returned (0.76)% versus the Russell 2000 Index's (1.57)% return. The Fund's strategy focuses on investing in reasonably valued niche companies with above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Stock selection and a focus on valuation remain an important component of our performance. As of December 31, 2007, the total net assets of the Fund were $635.6 million with 98.3% of the net assets invested in common stocks and 1.7% in cash reserves, net of liabilities.

During 2007, we added positive performance from both stock selection and sector allocation decisions. The Industrials and Energy sectors added the most value as positive stock selection, plus overweight allocation decisions, had a positive impact on the Fund. Stock selection in the Technology sector hurt our results. During 2007, we increased our Healthcare and Energy sector weightings given their higher earnings visibility and dramatically reduced our Financials sector exposure.

LKCM BALANCED FUND

The LKCM Balanced Fund is managed to seek current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund's investment strategy focuses on a blend of common stocks, government and corporate bonds and cash. During 2007, the Fund returned 8.25% versus the 5.49% and 7.39% returns of the S&P 500 Index and Lehman Brothers Intermediate Government/Credit Bond Index, respectively. As of December 31, 2007, the total net assets of the Fund were $12.2 million with the asset mix consisting of 70.5% common stocks, 19.7% corporate bonds, 7.8% government bonds, and 2.0% cash reserves, net of liabilities.

The Fund's emphasis on high quality equity and fixed income securities was especially important during the year. The Energy and Healthcare sectors were the most significant contributors to equity sector performance. In addition, stock selection in the Financials sector was relatively strong in a difficult environment. The Consumer Discretionary sector of the portfolio underperformed during the year due to investor concerns regarding trends in consumer spending. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors in the Fund.

LKCM FIXED INCOME FUND

The LKCM Fixed Income Fund is managed to provide current income. The Fund typically invests in a diversified portfolio of investment grade corporate and government fixed income securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our primary strategy in managing the Fund is to select corporate bonds with strong credit profiles and attractive yields relative to those offered on government debt. During 2007, the total return for the Fund was 5.96% versus the 7.39% return for the Lehman Brothers Intermediate Government/Credit Bond Index. At December 31, 2007, the Fund had an effective duration of 3.5 years versus 3.8 years for the Index and had a weighted average Standard & Poor's quality rating of single A plus. The Fund's overweight position in corporate debt relative to the Index as well as its shorter relative duration during the year detracted from performance. As of December 31, 2007, the total net assets in the Fund were $113.0 million, with 67.8% invested in corporate bonds, 28.3% in U.S. Treasury and agency debt, 1.1% in preferred stock and 2.8% in cash reserves, net of liabilities.

LKCM INTERNATIONAL FUND

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index. A report from TT International, the Fund's sub-adviser, regarding the Fund's performance during 2007 begins on page 4.

/s/ Luther King

J. Luther King, Jr., CFA
February 15, 2008

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 14-27 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies and the LKCM Equity Fund invests in mid size companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-688-LKCM. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 2/08.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index.

2007

LKCM INTERNATIONAL FUND: 15.20%             MSCI EAFE: 11.63%

PERFORMANCE

The LKCM International Fund produced a strong absolute return during 2007 and considerably outperformed its benchmark. Once again, Europe was the main contributor to the positive performance. Japanese exposure was the main laggard with the overweight position for much of the period and stock selection, notably financial holdings, were particularly disappointing. At the sector level, Industrials and Materials were the two biggest contributors to performance.

MARKETS

The strong performance that characterized the end of 2006 continued into 2007 with abundant liquidity and a high frequency of merger and acquisition activity. As May beckoned, the bull-run for global equities remained firmly intact with some stock markets eclipsing the records set in the dot-com era of the late '90's. The third quarter proved to be a much more tumultuous time for U.S. and European equities, with a worsening of the U.S. sub-prime mortgage debacle pushing markets into freefall through the early part of August, as investors clambered to lock in profits. Volatility continued to characterize market conditions over the final quarter of the year.

Past performance is not a guarantee of future results.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2007 compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST         SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND -
  INSTITUTIONAL CLASS                                                        (0.76)%       16.51%          9.52%        13.21%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                           (1.57)%       16.25%          7.08%        10.26%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
Index                                                                         1.92%        15.76%          8.34%        11.70%
------------------------------------------------------------------------------------------------------------------------------------
(1) July 14, 1994

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Institutional Class

Line Chart:

LKCM Small Cap Equity Fund - Institutional Class $24,832
Russell 2000 Total Return Index $19,824
Lipper Small Cap Core Funds Index $22,274

              LKCM Small Cap
               Equity Fund -         Russell 2000         Lipper Small Cap
            Institutional Class    Total Return Index    Core Funds Index
12/97               10000                10000                 10000
12/98                9374                 9745                  9636
12/99               10951                11817                 11580
12/00               12196                11460                 12383
12/01               13111                11745                 13266
12/02               11566                 9339                 10715
12/03               15580                13752                 15097
12/04               19021                16273                 17870
12/05               21764                17014                 19221
12/06               25023                20139                 21854
12/07               24832                19824                 22274

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.416 billion.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PAST           PAST          SINCE
                                                                                            YEAR          3 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND - ADVISER CLASS                                                 (1.06)%         9.02%        15.33%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                         (1.57)%         6.80%        13.30%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                                                           1.92%          7.62%        14.54%
------------------------------------------------------------------------------------------------------------------------------------
(1) June 5, 2003

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Adviser Class

Line Chart:

LKCM Small Cap Equity Fund - Adviser Class $19,195
Russell 2000 Total Return Index $17,700
Lipper Small Cap Core Funds Index $18,601

             LKCM Small Cap Equity    Russell 2000 Total    Lipper Small Cap
             Fund - Adviser Class        Return Index       Core Funds Index
6/03                10000                   10000             10000
12/03               12165                   12280             12228
6/04                13489                   13405             13351
12/04               14813                   14530             14473
6/05                15862                   14861             15262
12/05               16911                   15192             16051
6/06                17500                   17500             17500
12/06               19400                   18982             18250
6/07                19400                   18982             18250
12/07               19195                   17700             18601

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.416 billion.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2007 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST         SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM EQUITY FUND -
  INSTITUTIONAL CLASS                                                        10.96%        11.76%          6.79%         8.92%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 5.49%        12.83%          5.91%         9.24%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap
Core Funds Index                                                              6.63%        11.55%          5.23%         8.21%
------------------------------------------------------------------------------------------------------------------------------------
(1) January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund - Institutional Class

Line Chart:

LKCM Equity Fund - Institutional Class $19,284
S&P Total Return Index $17,756
Lipper Large-Cap Core Funds Index $16,643

           LKCM Equity Fund -           S&P Total              Lipper Large-Cap
          Institutional Class         Return Index             Core Funds Index
12/97            10000                   10000                      10000
12/98            11311                   12858                      12693
12/99            13920                   15563                      15150
12/00            14496                   14146                      14033
12/01            12957                   12465                      12232
12/02            11061                    9710                       9635
12/03            13647                   12495                      12025
12/04            14722                   13855                      13021
12/05            15429                   14536                      13766
12/06            17380                   16832                      15608
12/07            19284                   17756                      16643

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Large-Cap Core Funds Index is an unmanaged index consisting of large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2007 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST         SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM BALANCED FUND                                                            8.25%         9.74%          5.82%         5.82%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index                     7.39%         4.06%          5.76%         5.77%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 5.49%        12.83%          5.91%         5.90%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Mixed-Asset Target Allocation Growth Funds Index                       6.53%        11.45%          6.62%         6.65%
------------------------------------------------------------------------------------------------------------------------------------
(1) December 30, 1997

A Hypothetical $10,000 Investment in LKCM Balanced Fund

Line Chart:

LKCM Balanced Fund $17,612
Lehman Brothers Intermediate Government/Credit Bond Index $17,506
Lipper Mixed-Asset Target Allocation Growth Funds Index $18,990
S&P 500 Index $17,756

                                 Lehman Brothers        Lipper Mixed-Asset
                             Intermediate Government/   Target Allocation
         LKCM Balanced Fund     Credit Bond Index       Growth Funds Index    S&P 500 Index
12/97           10000                10000                     10000             10000
12/98           11284                10844                     11302             12858
12/99           12810                10886                     11927             15563
12/00           12511                11987                     12453             14146
12/01           12569                13061                     12324             12465
12/02           11065                14346                     11043              9710
12/03           12900                14964                     13537             12495
12/04           13817                15419                     14864             13855
12/05           14628                15663                     15698             14536
12/06           16270                16302                     17825             16832
12/07           17612                17506                     18990             17756

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2007 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM FIXED INCOME FUND                                                        5.96%         3.54%          5.05%         5.05%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index                     7.39%         4.06%          5.76%         5.77%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Short Intermediate Investment-Grade
Debt Funds Index                                                              5.39%         3.45%          4.89%         4.97%
------------------------------------------------------------------------------------------------------------------------------------
(1) December 30, 1997

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund

Line Chart:

LKCM Fixed Income Fund $16,367
Lehman Brothers Intermediate Government/Credit Bond Index $17,506
Lipper Short Intermediate Investment-Grade Debt Funds Index $16,123

                            Lehman Brothers         Lipper Short Intermediate
           LKCM Fixed    Intermediate Government/     Investment-Grade Debt
          Income Fund      Credit Bond Index               Funds Index
12/97        10000              10000                        10000
12/98        10727              10844                        10701
12/99        10691              10886                        10828
12/00        11681              11987                        11777
12/01        12938              13061                        12699
12/02        13756              14346                        13608
12/03        14203              14964                        14131
12/04        14596              15419                        14505
12/05        14858              15663                        14700
12/06        15447              16302                        15298
12/07        16367              17506                        16123

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund as of December 31, 2007 compared to the Fund's representative market indices. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST         SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM INTERNATIONAL FUND                                                      15.20%        21.61%          7.93%         7.93%
------------------------------------------------------------------------------------------------------------------------------------
MSCI/EAFE Index(2)                                                           11.63%        22.08%          9.04%         9.03%
------------------------------------------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Value Funds Index                             10.22%        22.47%         10.94%        10.92%
------------------------------------------------------------------------------------------------------------------------------------
(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index

A Hypothetical $10,000 Investment in LKCM International Fund

Line Chart:

LKCM International Fund $21,456
MSCI/EAFE Index $23,755
Lipper International Multi-Cap Value Funds Index $28,247

                                                           Lipper International
                                                              Multi-Cap Value
         LKCM International Fund      MSCI/EAFE Index          Funds Index
12/97             10000                   10000                 10000
12/98             11010                   12033                 11295
12/99             15712                   15318                 13755
12/00             14034                   13180                 13296
12/01              9942                   10385                 11549
12/02              8067                    8759                 10252
12/03             10864                   12190                 14415
12/04             12123                   14713                 17575
12/05             14607                   16775                 20093
12/06             18625                   21280                 25628
12/07             21456                   23755                 28247

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Multi-Cap Value Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.

                 LKCM FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2007
     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07-12/31/07).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                      LKCM SMALL CAP EQUITY FUND -
                                                         INSTITUTIONAL CLASS
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING       ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07       12/31/07
-----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $  925.00        $4.56
Hypothetical (5% return before expenses) ..   $1,000.00       $1,020.47        $4.79

* Expenses are equal to the Fund's net annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                              LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING       ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07       12/31/07
----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $  923.50        $5.77
Hypothetical (5% return before expenses) ..   $1,000.00       $1,019.21        $6.06

* Expenses are equal to the Fund's net annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                         LKCM EQUITY FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING       ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07       12/31/07
----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,005.70        $4.04
Hypothetical (5% return before expenses) ..   $1,000.00       $1,021.17        $4.08

* Expenses are equal to the Fund's net annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                          LKCM BALANCED FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING       ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07       12/31/07
----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,008.80        $4.05
Hypothetical (5% return before expenses) ..   $1,000.00       $1,021.17        $4.08

* Expenses are equal to the Fund's net annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                       LKCM FIXED INCOME FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING       ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07       12/31/07
----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,043.90        $3.35
Hypothetical (5% return before expenses) ..   $1,000.00       $1,021.93        $3.31

* Expenses are equal to the Fund's net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM INTERNATIONAL FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                              PAID
                                              BEGINNING       ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07       12/31/07
----------------------------------------------------------------------------------------
Actual ....................................   $1,000.00       $1,021.10        $6.11
Hypothetical (5% return before expenses) ..   $1,000.00       $1,019.16        $6.11

* Expenses are equal to the Fund's net annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

       ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- DECEMBER 31, 2007

Percentages represent market value as a percentage of total investments.

Pie Charts:

LKCM SMALL CAP EQUITY FUND
Short-Term Investments                   1.8%
Common Stocks                           98.2%

LKCM EQUITY FUND
Short-Term Investments                   0.6%
Common Stocks                           99.4%

LKCM BALANCED FUND
Corporate Bonds                         19.8%
Short-Term Investments                   1.6%
U.S. Government & Agency Issues          7.8%
Common Stocks                           70.8%

LKCM FIXED INCOME FUND
U.S. Government & Agency Issues         28.7%
Preferred Stocks                         1.1%
Short-Term Investments                   1.5%
Corporate Bonds                         68.7%

LKCM INTERNATIONAL FUND
Short-Term Investments                   1.1%
Preferred Stocks                         3.6%
Corporate Bonds                          0.2%
Common Stocks                           95.1%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 98.3%                                      SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.5%
  Hexcel Corporation (a)                                  493,350  $ 11,978,538
  Ladish Co., Inc. (a)                                    245,750    10,613,943
                                                                   ------------
                                                                     22,592,481
                                                                   ------------

AUTO COMPONENTS - 2.8%
  Drew Industries Incorporated (a)                        178,550     4,892,270
  LKQ Corporation (a)                                     315,600     6,633,912
  Tenneco Inc. (a)                                        230,316     6,004,338
                                                                   ------------
                                                                     17,530,520
                                                                   ------------
AUTOMOBILES - 1.0%
  Thor Industries, Inc.                                   164,750     6,262,148
                                                                   ------------

BIOTECHNOLOGY - 1.3%
  Kendle International Inc. (a)                           169,450     8,289,494
                                                                   ------------

CAPITAL MARKETS - 3.8%
  FCStone Group Inc. (a)                                  208,200     9,583,446
  GFI Group Inc. (a)                                       86,100     8,241,492
  Penson Worldwide, Inc. (a)                              454,398     6,520,611
                                                                   ------------
                                                                     24,345,549
                                                                   ------------
CHEMICALS - 1.0%
  Hercules Incorporated                                   331,050     6,405,818
                                                                   ------------

COMMERCIAL BANKS - 2.6%
  First State Bancorporation                              343,800     4,778,820
  Glacier Bancorp, Inc.                                   288,180     5,400,493
  UCBH Holdings, Inc.                                     430,100     6,090,216
                                                                   ------------
                                                                     16,269,529
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 7.0%
  Airgas, Inc.                                            164,900     8,592,939
  Coinstar, Inc. (a)                                      248,850     7,005,127
  Diamond Management & Technology
    Consultants, Inc. - Class A                           694,350     5,047,924
  The Geo Group Inc. (a)                                  269,100     7,534,800
  Knoll, Inc.                                             385,050     6,326,372
  Mobile Mini, Inc. (a)                                   137,668     2,552,365
  Waste Connections, Inc. (a)                             236,050     7,293,945
                                                                   ------------
                                                                     44,353,472
                                                                   ------------
COMMUNICATIONS EQUIPMENT - 1.5%
  Arris Group Inc. (a)                                    600,250     5,990,495
  Powerwave Technologies, Inc. (a)                        860,200     3,466,606
                                                                   ------------
                                                                      9,457,101
                                                                   ------------
COMPUTERS & PERIPHERALS - 1.0%
  Brocade Communications Systems, Inc. (a)                835,350     6,131,469
                                                                   ------------

CONSTRUCTION & ENGINEERING - 0.5%
  MasTec, Inc. (a)                                        297,150     3,022,016
                                                                   ------------

CONSUMER FINANCE - 0.8%
  MoneyGram International, Inc.                           322,800     4,961,436
                                                                   ------------

CONTAINERS & PACKAGING - 1.3%
  Silgan Holdings Inc.                                    164,550     8,546,727
                                                                   ------------

DISTRIBUTORS - 0.9%
  WESCO International, Inc. (a)                           148,700     5,894,468
                                                                   ------------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 2.2%
  Capella Education Company (a)                           161,450  $ 10,568,517
  K12 Inc. (a)                                            133,590     3,457,309
                                                                   ------------
                                                                     14,025,826
                                                                   ------------

DIVERSIFIED MANUFACTURING - 0.9%
  Raven Industries, Inc.                                  150,800     5,789,212
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.2%
  Axsys Technologies, Inc. (a)                            200,292     7,340,702
  MTS Systems Corporation                                 197,350     8,420,924
  Rofin-Sinar Technologies, Inc. (a)                      231,400    11,132,654
                                                                   ------------
                                                                     26,894,280
                                                                   ------------
ENERGY EQUIPMENT & SERVICES - 4.4%
  Core Laboratories N.V. (a) (b)                           96,000    11,973,120
  Dril-Quip, Inc. (a)                                     170,950     9,515,077
  Superior Well Services, Inc. (a)                        307,500     6,525,150
                                                                   ------------
                                                                     28,013,347
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 7.4%
  Conceptus Inc. (a)                                      385,350     7,414,134
  Haemonetics Corporation (a)                              91,450     5,763,179
  Inverness Medical Innovations, Inc. (a)                 140,400     7,887,672
  Meridian Bioscience, Inc.                               344,675    10,367,824
  Symmetry Medical Inc. (a)                               421,350     7,344,130
  Wright Medical Group, Inc. (a)                          275,800     8,045,086
                                                                   ------------
                                                                     46,822,025
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES - 6.0%
  inVentiv Health Inc. (a)                                271,700     8,411,832
  MWI Veterinary Supply, Inc. (a)                         204,200     8,168,000
  PAREXEL International Corporation (a)                   190,450     9,198,735
  PSS World Medical, Inc. (a)                             342,700     6,706,639
  The TriZetto Group, Inc. (a)                            309,900     5,382,963
                                                                   ------------
                                                                     37,868,169
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE - 2.6%
  Great Wolf Resorts, Inc. (a)                            513,150     5,034,002
  IHOP Corp.                                              149,650     5,474,197
  LIFE TIME FITNESS, Inc. (a)                             115,850     5,755,428
                                                                   ------------
                                                                     16,263,627
                                                                   ------------
HOUSEHOLD DURABLES - 2.9%
  Jarden Corporation (a)                                  184,250     4,350,143
  Tempur-Pedic International Inc.                         313,500     8,141,595
  Universal Electronics Inc. (a)                          174,600     5,838,624
                                                                   ------------
                                                                     18,330,362
                                                                   ------------
INFORMATION TECHNOLOGY SERVICES - 0.5%
  Ness Technologies Inc. (a)                              336,600     3,106,818
                                                                   ------------

INSURANCE - 2.2%
  Argo Group International Holdings, Ltd. (a) (b)         132,451     5,580,161
  Max Capital Group Ltd. (b)                              290,250     8,124,097
                                                                   ------------
                                                                     13,704,258
                                                                   ------------
MACHINERY - 6.4%
  CIRCOR International, Inc.                              172,950     8,017,962
  CLARCOR Inc.                                            252,900     9,602,613
  Franklin Electric Co., Inc.                             125,950     4,820,106
  Kaydon Corporation                                      161,950     8,832,753
  Nordson Corporation                                     158,800     9,204,048
                                                                   ------------
                                                                     40,477,482
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
MARINE - 3.7%
  Kirby Corporation (a)                                   234,050  $ 10,878,644
  Quintana Maritime Ltd. (b)                              559,650    12,860,757
                                                                   ------------
                                                                     23,739,401
                                                                   ------------
METALS & MINING - 0.7%
  Haynes International, Inc. (a)                           64,200     4,461,900
                                                                   ------------

MULTILINE RETAIL - 0.8%
  Conn's, Inc. (a)                                        282,800     4,838,708
                                                                   ------------

OIL & GAS DRILLING - 1.7%
  Atwood Oceanics, Inc. (a)                               104,950    10,520,188
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 4.6%
  Cabot Oil & Gas Corporation                             230,550     9,307,304
  Carrizo Oil & Gas, Inc. (a)                              78,992     4,324,812
  Parallel Petroleum Corporation (a)                      409,880     7,226,184
  PetroQuest Energy, Inc. (a)                             607,050     8,680,815
                                                                   ------------
                                                                     29,539,115
                                                                   ------------
PHARMACEUTICALS - 2.1%
  American Oriental Bioengineering, Inc. (a)              401,900     4,453,052
  Bentley Pharmaceuticals, Inc. (a)                       591,850     8,931,016
                                                                   ------------
                                                                     13,384,068
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS - 1.3%
  Potlatch Corporation                                    193,147     8,583,453
                                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.8%
  RF Micro Devices, Inc. (a)                              950,960     5,429,982
                                                                   ------------

SOFTWARE - 7.1%
  Blackbaud, Inc.                                         188,600     5,288,344
  Blackboard Inc. (a)                                      18,167       731,222
  i2 Technologies, Inc. (a)                               413,850     5,214,510
  Lawson Software, Inc. (a)                               756,550     7,747,072
  Nuance Communications, Inc. (a)                         621,800    11,615,224
  TIBCO Software Inc. (a)                                 971,200     7,837,584
  Wind River Systems, Inc. (a)                            785,950     7,018,533
                                                                   ------------
                                                                     45,452,489
                                                                   ------------
SPECIALTY RETAIL - 2.4%
  Build-A-Bear Workshop, Inc. (a)                         393,500     5,489,325
  Jos. A. Bank Clothiers, Inc. (a)                        217,593     6,190,521
  Tractor Supply Company (a)                              101,538     3,649,276
                                                                   ------------
                                                                     15,329,122
                                                                   ------------
THRIFTS & MORTGAGE FINANCE - 0.6%
  City Bank                                               177,682     3,983,630
                                                                   ------------

TRADING COMPANIES & DISTRIBUTORS - 2.7%
  Anixter International, Inc. (a)                          91,750     5,713,272
  UAP Holding Corp.                                       299,050    11,543,330
                                                                   ------------
                                                                     17,256,602
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
  SBA Communications Corporation - Class A (a)            204,092     6,906,473
                                                                   ------------

TOTAL COMMON STOCKS
    (Cost $549,927,011)                                             624,782,765
                                                                   ------------


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.8%                              SHARES         VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUND - 1.8%
  Federated Government Obligations Fund -
    Institutional Shares                               11,462,084  $ 11,462,084
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $11,462,084)                                               11,462,084
                                                                   ------------

TOTAL INVESTMENTS - 100.1%
    (Cost $561,389,095)                                             636,244,849

  Liabilities in Excess of Other Assets - (0.1)%                      (604,843)
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $635,640,006
                                                                   ============

(a) Non-income producing security.
(b) U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 99.3%                                      SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.9%
  Honeywell International Inc.                             16,000  $    985,120
  Raytheon Company                                         18,000     1,092,600
  Rockwell Collins, Inc.                                   12,000       863,640
  United Technologies Corporation                          10,000       765,400
                                                                   ------------
                                                                      3,706,760
                                                                   ------------
BEVERAGES - 6.0%
  The Coca-Cola Company                                    14,000       859,180
  Fomento Economico Mexicano, S.A.B. de C.V. - ADR (b)     15,000       572,550
  Molson Coors Brewing Company - Class B                   16,000       825,920
  PepsiCo, Inc.                                            13,000       986,700
                                                                   ------------
                                                                      3,244,350
                                                                   ------------
BUILDING PRODUCTS - 0.9%
  Trane, Inc.                                              10,500       490,455
                                                                   ------------

CAPITAL MARKETS - 0.3%
  The Bear Stearns Companies Inc.                           1,600       141,200
                                                                   ------------

CHEMICALS - 4.3%
  Air Products and Chemicals, Inc.                          9,000       887,670
  E. I. du Pont de Nemours & Company                       10,000       440,900
  FMC Corporation                                           9,600       523,680
  Hercules Incorporated                                    25,000       483,750
                                                                   ------------
                                                                      2,336,000
                                                                   ------------
COMMERCIAL BANKS - 10.1%
  Bank of America Corporation                              30,000     1,237,800
  Cullen/Frost Bankers, Inc.                               33,000     1,671,780
  Guaranty Financial Group, Inc. (a)                        4,333        69,333
  Wachovia Corporation                                     28,000     1,064,840
  Wells Fargo & Company                                    45,000     1,358,550
                                                                   ------------
                                                                      5,402,303
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
  Allied Waste Industries, Inc. (a)                        40,000       440,800
  Waste Management, Inc.                                   22,000       718,740
                                                                   ------------
                                                                      1,159,540
                                                                   ------------
COMMUNICATIONS EQUIPMENT - 3.6%
  Cisco Systems, Inc. (a)                                  34,000       920,380
  Motorola, Inc.                                           34,000       545,360
  Nokia Oyj - ADR (b)                                      11,800       453,002
                                                                   ------------
                                                                      1,918,742
                                                                   ------------
COMPUTERS & PERIPHERALS - 4.6%
  Brocade Communications Systems, Inc. (a)                 46,500       341,310
  EMC Corporation (a)                                      30,000       555,900
  International Business Machines Corporation              10,000     1,081,000
  Network Appliance, Inc. (a)                              20,600       514,176
                                                                   ------------
                                                                      2,492,386
                                                                   ------------
CONSTRUCTION & ENGINEERING - 2.0%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - (b)                                        18,000     1,087,920
                                                                   ------------

CONSUMER ELECTRONICS - 0.8%
  Sony Corporation - ADR (b)                                8,100       439,830
                                                                   ------------

CONTAINERS & PACKAGING - 0.5%
  Temple-Inland Inc.                                       13,000       271,050
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.9%
  JPMorgan Chase & Co.                                     23,000     1,003,950
                                                                   ------------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
  AT&T Inc.                                                20,000  $    831,200
                                                                   ------------

ELECTRIC UTILITIES - 1.4%
  Allegheny Energy, Inc.                                   11,600       737,876
                                                                   ------------

ELECTRICAL EQUIPMENT - 0.8%
  Emerson Electric Co.                                      7,700       436,282
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
  Tyco Electronics Ltd. (b)                                 2,500        92,825
                                                                   ------------

ENERGY EQUIPMENT & SERVICES - 1.2%
  Noble Corporation (b)                                    11,400       644,214
                                                                   ------------

FOOD & STAPLES RETAILING - 1.2%
  CVS Caremark Corporation                                 16,000       636,000
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 7.9%
  Alcon, Inc. (b)                                           4,800       686,592
  DENTSPLY International Inc.                              17,000       765,340
  Haemonetics Corporation (a)                               8,000       504,160
  ResMed Inc. (a)                                           8,000       420,240
  Respironics, Inc. (a)                                    11,200       733,376
  Thermo Fisher Scientific, Inc. (a)                       20,000     1,153,600
                                                                   ------------
                                                                      4,263,308
                                                                   ------------
HOUSEHOLD PRODUCTS - 3.3%
  Kimberly-Clark Corporation                               11,500       797,410
  The Procter & Gamble Company                             13,000       954,460
                                                                   ------------
                                                                      1,751,870
                                                                   ------------
INDUSTRIAL CONGLOMERATES - 1.7%
  General Electric Company                                 24,000       889,680
                                                                   ------------

INSURANCE - 2.3%
  American International Group, Inc.                        8,900       518,870
  Prudential Financial, Inc.                                8,000       744,320
                                                                   ------------
                                                                      1,263,190
                                                                   ------------
IT SERVICES - 1.3%
  Accenture Ltd.- Class A (b)                              20,000       720,600
                                                                   ------------

MARINE - 1.4%
  Kirby Corporation (a)                                    16,000       743,680
                                                                   ------------

MEDIA - 2.1%
  Clear Channel Communications, Inc.                       20,000       690,400
  Grupo Televisa S.A. - ADR (b)                            18,000       427,860
                                                                   ------------
                                                                      1,118,260
                                                                   ------------
METALS & MINING - 1.0%
  Newmont Mining Corporation                               10,700       522,481
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.8%
  Chevron Corporation                                       6,100       569,313
  El Paso Corporation                                      37,000       637,880
  EOG Resources, Inc.                                       7,000       624,750
  Exxon Mobil Corporation                                  10,000       936,900
  Noble Energy, Inc.                                       10,000       795,200
  Range Resources Corporation                               8,000       410,880
  The Williams Companies, Inc.                             30,000     1,073,400
  XTO Energy, Inc.                                         15,000       770,400
                                                                   ------------
                                                                      5,818,723
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.0%
  Abbott Laboratories                                      18,000  $  1,010,700
  Schering-Plough Corporation                              23,000       612,720
                                                                   ------------
                                                                      1,623,420
                                                                   ------------
REAL ESTATE - 0.2%
  Forestar Real Estate Group Inc (a)                        4,333       102,223
                                                                   ------------

ROAD & RAIL - 1.1%
  Burlington Northern Santa Fe Corporation                  7,300       607,579
                                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.3%
  Intel Corporation                                        22,000       586,520
  Texas Instruments, Incorporated                          20,000       668,000
                                                                   ------------
                                                                      1,254,520
                                                                   ------------
SOFTWARE - 5.5%
  Citrix Systems, Inc. (a)                                 20,000       760,200
  Microsoft Corporation                                    20,000       712,000
  Nuance Communications, Inc. (a)                          18,000       336,240
  Oracle Corporation (a)                                   50,000     1,129,000
                                                                   ------------
                                                                      2,937,440
                                                                   ------------
SPECIALTY RETAIL - 5.0%
  O'Reilly Automotive, Inc. (a)                            15,300       496,179
  PETsMART, Inc.                                           35,000       823,550
  Tiffany & Co.                                            18,000       828,540
  Tractor Supply Company (a)                               15,000       539,100
                                                                   ------------
                                                                      2,687,369
                                                                   ------------

TOTAL COMMON STOCKS
  (Cost $37,953,827)                                                 53,377,226
                                                                   ------------


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.6%                              SHARES         VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUND - 0.6%
  Federated Government Obligations Fund -
    Institutional Shares                                  336,266  $    336,266
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $336,266)                                                     336,266
                                                                   ------------

TOTAL INVESTMENTS - 99.9%
    (Cost $38,290,093)                                               53,713,492

  Other Assets in Excess of Liabilities - 0.1%                           29,706
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $ 53,743,198
                                                                   ============

ADR  American Depository Receipt.
(a)  Non-income producing security.
(b)  U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 70.5%                                      SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.7%
  General Dynamics Corporation                              1,400  $    124,586
  Raytheon Company                                          2,432       147,623
  Rockwell Collins, Inc.                                    2,000       143,940
  United Technologies Corporation                           2,000       153,080
                                                                   ------------
                                                                        569,229
                                                                   ------------
AIR FREIGHT & LOGISTICS - 0.9%
  United Parcel Service, Inc. - Class B                     1,600       113,152
                                                                   ------------

ASSET MANAGEMENT - 1.3%
  Bank of New York Mellon Corporation                       3,270       159,445
                                                                   ------------

BEVERAGES - 2.5%
  The Coca-Cola Company                                     2,700       165,699
  PepsiCo, Inc.                                             1,900       144,210
                                                                   ------------
                                                                        309,909
                                                                   ------------
CHEMICALS - 1.9%
  Air Products and Chemicals, Inc.                          1,300       128,219
  E.I. du Pont de Nemours & Company                         2,300       101,407
                                                                   ------------
                                                                        229,626
                                                                   ------------
COMMERCIAL BANKS - 3.1%
  Bank of America Corporation                               2,700       111,402
  Cullen/Frost Bankers, Inc.                                2,600       131,716
  Guaranty Financial Group, Inc. (a)                          534         8,533
  Wells Fargo & Company                                     4,000       120,760
                                                                   ------------
                                                                        372,411
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 1.3%
  H&R Block, Inc.                                           2,600        48,282
  Waste Management, Inc.                                    3,500       114,345
                                                                   ------------
                                                                        162,627
                                                                   ------------
COMMUNICATIONS EQUIPMENT - 3.9%
  Cisco Systems, Inc. (a)                                   5,100       138,057
  Harris Corporation                                        2,600       162,968
  Motorola, Inc.                                            1,900        30,476
  Nokia Oyj - ADR (b)                                       3,800       145,882
                                                                   ------------
                                                                        477,383
                                                                   ------------
COMPUTERS & PERIPHERALS - 1.9%
  Brocade Communications Systems, Inc. (a)                 12,500        91,750
  International Business Machines Corporation               1,300       140,530
                                                                   ------------
                                                                        232,280
                                                                   ------------
CONSUMER FINANCE - 1.0%
  American Express Company                                  2,400       124,848
                                                                   ------------

CONTAINERS & PACKAGING - 0.3%
  Temple-Inland Inc.                                        1,600        33,360
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.0%
  JPMorgan Chase & Co.                                      2,700       117,855
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
  AT&T Inc.                                                 4,200       174,552
  Verizon Communications Inc.                               2,600       113,594
  Windstream Corporation                                    1,654        21,535
                                                                   ------------
                                                                        309,681
                                                                   ------------
ELECTRIC UTILITIES - 1.2%
  Allegheny Energy, Inc.                                    2,200       139,942
                                                                   ------------

ELECTRICAL EQUIPMENT - 1.0%
  Emerson Electric Co.                                      2,200       124,652
                                                                   ------------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.0%
  Noble Corporation (b)                                     2,000  $    113,020
  Schlumberger Ltd. (b)                                     1,300       127,881
                                                                   ------------
                                                                        240,901
                                                                   ------------
FOOD & STAPLES RETAILING - 1.7%
  CVS Caremark Corporation                                  3,300       131,175
  Wal-Mart Stores, Inc.                                     1,600        76,048
                                                                   ------------
                                                                        207,223
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
  Alcon, Inc. (b)                                           1,000       143,040
  DENTSPLY International Inc.                               3,100       139,562
  Medtronic, Inc.                                           2,600       130,702
  Respironics, Inc. (a)                                     2,200       144,056
  Thermo Fisher Scientific, Inc. (a)                        2,700       155,736
                                                                   ------------
                                                                        713,096
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE - 0.9%
  Sonic Corp. (a)                                           5,200       113,880
                                                                   ------------

HOUSEHOLD DURABLES - 1.0%
  Whirlpool Corporation                                     1,500       122,445
                                                                   ------------

HOUSEHOLD PRODUCTS - 3.6%
  Colgate-Palmolive Company                                 2,200       171,512
  Kimberly-Clark Corporation                                1,700       117,878
  The Procter & Gamble Company                              2,100       154,182
                                                                   ------------
                                                                        443,572
                                                                   ------------
INDUSTRIAL CONGLOMERATES - 1.1%
  General Electric Company                                  3,580       132,711
                                                                   ------------

INSURANCE - 3.0%
  American International Group, Inc.                        2,200       128,260
  Genworth Financial Inc. - Class A                         4,700       119,615
  Prudential Financial, Inc.                                1,281       119,184
                                                                   ------------
                                                                        367,059
                                                                   ------------
INVESTMENT BANK & BROKERAGE - 0.9%
  Morgan Stanley                                            2,000       106,220
                                                                   ------------

IT SERVICES - 1.5%
  Accenture Ltd. - Class A (b)                              2,500        90,075
  Automatic Data Processing, Inc.                           2,200        97,966
                                                                   ------------
                                                                        188,041
                                                                   ------------
MEDIA - 1.7%
  CBS Corporation - Class B (c)                             2,122        57,825
  Harte-Hanks, Inc.                                         3,000        51,900
  The Walt Disney Company                                   3,000        96,840
                                                                   ------------
                                                                        206,565
                                                                   ------------
MULTILINE RETAIL - 1.8%
  J.C. Penney Company, Inc.                                 2,500       109,975
  Kohl's Corporation (a)                                    2,400       109,920
                                                                   ------------
                                                                        219,895
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
  National Fuel Gas Company                                 2,500       116,700
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.1%
  Cabot Oil & Gas Corporation                               3,700       149,369
  Chevron Corporation                                       1,395       130,195
  EOG Resources, Inc.                                       1,400       124,950
  Exxon Mobil Corporation                                   1,900       178,011
  XTO Energy, Inc.                                          3,082       158,292
                                                                   ------------
                                                                        740,817
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.6%
  Abbott Laboratories                                       2,800  $    157,220
  Pfizer Inc.                                               5,000       113,650
  Schering-Plough Corporation                               5,700       151,848
  Teva Pharmaceutical Industries Ltd. - ADR (b)             3,000       139,440
                                                                   ------------
                                                                        562,158
                                                                   ------------
REAL ESTATE - 0.1%
  Forestar Real Estate Group Inc (a)                          533        12,581
                                                                   ------------

ROAD & RAIL - 1.0%
  Burlington Northern Santa Fe Corporation                  1,500       124,845
                                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
  Texas Instruments Incorporated                            3,400       113,560
                                                                   ------------

SOFTWARE - 1.4%
  Citrix Systems, Inc. (a)                                  2,900       110,229
  Microsoft Corporation                                     1,600        56,960
                                                                   ------------
                                                                        167,189
                                                                   ------------
SPECIALTY RETAIL - 1.8%
  The Home Depot, Inc.                                      4,500       121,230
  PETsMART, Inc.                                            4,300       101,179
                                                                   ------------
                                                                        222,409
                                                                   ------------
TOTAL COMMON STOCKS
    (Cost $6,512,039)                                                 8,598,267
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS - 19.7%                                              AMOUNT
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.8%
  General Dynamics Corporation
    4.50%, 08/15/2010                                    $100,000       100,798
                                                                   ------------

BEVERAGES - 1.3%
  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                                      57,000        59,401
  PepsiCo, Inc.
    4.65%, 02/15/2013                                     100,000       100,785
                                                                   ------------
                                                                        160,186
                                                                   ------------
BUILDING PRODUCTS - 0.6%
  Masco Corporation
    5.75%, 10/15/2008                                      75,000        75,462
                                                                   ------------

CHEMICALS - 0.9%
  E.I. du Pont de Nemours & Company
    6.875%, 10/15/2009                                    100,000       104,554
                                                                   ------------

COMMERCIAL BANKS - 0.7%
  Bancwest Corp.
    8.30%, 01/15/2011                                      75,000        82,806
                                                                   ------------

COMMERCIAL SERVICES & SUPPLIES - 0.9%
  Waste Management, Inc.
    7.375%, 08/01/2010                                    100,000       105,692
                                                                   ------------

COMMUNICATIONS EQUIPMENT - 1.8%
  Harris Corporation
    6.35%, 02/01/2028                                     110,000       110,145
  Motorola, Inc.
    7.625%, 11/15/2010                                    100,000       107,182
                                                                   ------------
                                                                        217,327
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.4%
  International Business Machines Corporation
    4.375%, 06/01/2009                                   $ 50,000  $     50,474
                                                                   ------------

CONSUMER FINANCE - 0.8%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                                     100,000       100,417
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.7%
  CIT Group Inc.
    6.875%, 11/01/2009                                    100,000       100,745
  Citigroup Inc.
    4.25%, 07/29/2009                                     100,000        99,293
                                                                   ------------
                                                                        200,038
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
  AT&T Inc.:
    5.875%, 02/01/2012                                     75,000        77,461
     5.10%, 09/15/2014                                     50,000        49,552
  BellSouth Corporation
    6.00%, 10/15/2011                                     150,000       155,493
                                                                   ------------
                                                                        282,506
                                                                   ------------
ELECTRICAL EQUIPMENT - 0.8%
  Emerson Electric Co.
    5.85%, 03/15/2009                                     100,000       101,427
                                                                   ------------

INVESTMENT BANK & BROKERAGE - 2.7%
  The Bear Stearns Companies Inc.
    5.70%, 11/15/2014                                     100,000        94,961
  The Goldman Sachs Group, Inc.:
    5.25%, 04/01/2013                                     100,000       100,513
    5.50%, 11/15/2014                                      35,000        35,356
  Merrill Lynch & Co., Inc.
    5.45%, 07/15/2014                                     100,000        98,448
                                                                   ------------
                                                                        329,278
                                                                   ------------
MULTILINE RETAIL - 0.4%
  J.C. Penney Company, Inc.
    7.65%, 08/15/2016                                      50,000        53,385
                                                                   ------------

MULTI-UTILITIES & UNREGULATED POWER - 0.4%
  Duke Energy Corp.
    6.25%, 01/15/2012                                      50,000        52,770
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.5%
  Anadarko Petroleum Corporation
    3.25%, 05/01/2008                                     100,000        99,342
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                                     100,000       105,910
  ConocoPhillips
    5.50%, 04/15/2013                                     100,000       103,629
                                                                   ------------
                                                                        308,881
                                                                   ------------
RESTAURANTS - 0.7%
  McDonald's Corporation
    6.00%, 04/15/2011                                      75,000        79,336
                                                                   ------------

TOTAL CORPORATE BONDS
    (Cost $2,393,661)                                                 2,405,337
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
U.S. GOVERNMENT &                                       PRINCIPAL
AGENCY ISSUES - 7.8%                                AMOUNT/SHARES         VALUE
--------------------------------------------------------------------------------
FANNIE MAE - 2.9%
  5.00%, 02/16/2012                                      $100,000  $    104,300
  5.40%, 04/02/2012
    Callable 04/02/2008                                   100,000       100,396
  5.50%, 03/26/2014
    Callable 03/26/2008                                   150,000       150,481
                                                                   ------------
                                                                        355,177
                                                                   ------------
FEDERAL HOME LOAN BANK - 2.6%
  5.00%, 09/18/2009                                       100,000       102,383
  5.00%, 10/16/2009
    Callable 10/16/2008                                   110,000       110,690
  5.66%, 10/30/2013
    Callable 10/30/2008                                   100,000       101,245
                                                                   ------------
                                                                        314,318
                                                                   ------------
FREDDIE MAC - 2.3%
  3.875%, 06/15/2008                                       25,000        24,916
  5.40%, 03/02/2012
    Callable 09/02/2008                                    50,000        50,513
  5.60%, 10/17/2013
    Callable 10/17/2008                                   100,000       100,934
  5.45%, 11/21/2013
    Callable 11/21/2008                                   100,000       100,856
                                                                   ------------
                                                                        277,219
                                                                   ------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $931,758)                                                     946,714
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.6%
--------------------------------------------------------------------------------
MONEY MARKET FUND - 1.6%
  Federated Government Obligations Fund -
    Institutional Shares                                  196,319       196,319
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $196,319)                                                     196,319
                                                                   ------------

TOTAL INVESTMENTS - 99.6%
    (Cost $10,033,777)                                               12,146,637

  Other Assets in Excess of Liabilities - 0.4%                           44,604
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $ 12,191,241
                                                                   ============

ADR  American Depository Receipt.
(a)  Non-income producing security.
(b)  U.S. Dollar-denominated foreign security.
(c)  Non-voting shares.


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS - 67.8%                                              AMOUNT         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.2%
  General Dynamics Corporation:
    4.50%, 08/15/2010                                  $1,825,000  $  1,839,565
    5.375%, 08/15/2015                                  1,375,000     1,417,080
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                                     820,000       882,053
    7.65%, 05/01/2016                                   1,250,000     1,436,301
  Rockwell Collins, Inc.
    4.75%, 12/01/2013                                     430,000       438,481
  United Technologies Corporation:
    7.125%, 11/15/2010                                    250,000       268,159
    6.10%, 05/15/2012                                     700,000       738,919
                                                                   ------------
                                                                      7,020,558
                                                                   ------------
ASSET MANAGEMENT - 1.1%
  Mellon Funding Corporation:
    6.70%, 03/01/2008                                     325,000       325,943
    6.40%, 05/14/2011                                     892,000       943,557
                                                                   ------------
                                                                      1,269,500
                                                                   ------------
BEVERAGES - 2.1%
  Anheuser-Busch Cos., Inc.
    5.75%, 01/15/2011
      Callable 03/03/2008                                 588,000       588,189
  PepsiCo, Inc.:
    5.75%, 01/15/2008                                     730,000       730,053
    4.65%, 02/15/2013                                   1,035,000     1,043,127
                                                                   ------------
                                                                      2,361,369
                                                                   ------------
CHEMICALS - 2.9%
  E.I. du Pont de Nemours & Company
    4.125%, 04/30/2010                                    750,000       747,720
  The Lubrizol Corporation
    5.50%, 10/01/2014                                   1,579,000     1,569,843
  Praxair, Inc.
    6.375%, 04/01/2012                                    925,000       991,583
                                                                   ------------
                                                                      3,309,146
                                                                   ------------
COMMERCIAL BANKS - 2.2%
  Bank of America Corporation:
    6.375%, 02/15/2008                                    350,000       350,697
    5.375%, 06/15/2014                                  1,025,000     1,037,039
  National City Bank
    6.20%, 12/15/2011                                     285,000       292,811
  SunTrust Banks, Inc.
    6.25%, 06/01/2008                                     811,000       813,236
                                                                   ------------
                                                                      2,493,783
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES - 2.8%
  Allied Waste Industries, Inc.
    5.75%, 02/15/2011                                   1,000,000       985,000
  International Lease Finance Corporation
    6.375%, 03/15/2009                                    700,000       708,117
  Pitney Bowes Inc.
    3.875%, 06/15/2013                                    400,000       377,838
  Waste Management, Inc.
    7.375%, 08/01/2010                                  1,049,000     1,108,705
                                                                   ------------
                                                                      3,179,660
                                                                   ------------
COMMUNICATIONS EQUIPMENT - 3.6%
  Cisco Systems, Inc.:
    5.25%, 02/22/2011                                   1,400,000     1,436,393
    5.50%, 02/22/2016                                   1,000,000     1,018,627
  Motorola, Inc.
    7.625%, 11/15/2010                                  1,500,000     1,607,730
                                                                   ------------
                                                                      4,062,750
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.3%
  Dell, Inc.
    6.55%, 04/15/2008                                  $1,000,000  $  1,004,285
  Hewlett-Packard Company
    6.50%, 07/01/2012                                     700,000       757,100
  International Business Machines Corporation
    4.95%, 03/22/2011                                     875,000       894,540
                                                                   ------------
                                                                      2,655,925
                                                                   ------------
CONSUMER FINANCE - 2.8%
  Capital One Bank
    5.125%, 02/15/2014                                  1,200,000     1,119,005
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                                   1,000,000     1,004,174
  Western Union Company
    5.93%, 10/01/2016                                   1,000,000       999,555
                                                                   ------------
                                                                      3,122,734
                                                                   ------------
CONTAINERS & PACKAGING - 1.4%
  Packaging Corp. of America
    5.75%, 08/01/2013                                   1,500,000     1,534,791
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.8%
  First Chicago Corporation
    6.375%, 01/30/2009                                  1,000,000     1,019,387
  Textron Financial Corporation
    6.00%, 11/20/2009                                   1,000,000     1,041,418
                                                                   ------------
                                                                      2,060,805
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%
  AT&T Inc.:
    5.30%, 11/15/2010                                     125,000       127,306
    6.25%, 03/15/2011                                     200,000       208,339
    5.10%, 09/15/2014                                     400,000       396,417
  BellSouth Corporation
    6.00%, 10/15/2011                                   1,000,000     1,036,618
  Verizon Communications Inc.
    5.55%, 02/15/2016                                   1,000,000     1,012,371
  Verizon Global Funding Corp.
    7.375%, 09/01/2012                                  1,250,000     1,381,506
                                                                   ------------
                                                                      4,162,557
                                                                   ------------
ELECTRICAL EQUIPMENT - 1.7%
  Emerson Electric Co.:
    5.00%, 10/15/2008                                     850,000       848,679
    5.85%, 03/15/2009                                   1,025,000     1,039,628
                                                                   ------------
                                                                      1,888,307
                                                                   ------------
ENERGY EQUIPMENT & SERVICES - 1.2%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                                   1,307,000     1,323,867
                                                                   ------------

FOOD PRODUCTS - 0.9%
  The Hershey Company
    4.85%, 08/15/2015                                   1,000,000       969,137
                                                                   ------------

HOUSEHOLD PRODUCTS - 1.8%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                                  1,000,000     1,035,503
  The Procter & Gamble Company
    8.00%, 09/01/2024
      Putable 09/01/2014                                  775,000       986,357
                                                                   ------------
                                                                      2,021,860
                                                                   ------------
INDUSTRIAL CONGLOMERATES - 0.4%
  Textron Inc.
    6.375%, 11/15/2008                                    400,000       405,956
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 2.5%
  The Bear Stearns Companies Inc.:
    5.70%, 11/15/2014                                  $  400,000  $    379,846
    5.30%, 10/30/2015                                   1,634,000     1,499,326
  The Goldman Sachs Group, Inc.
    5.125%, 01/15/2015                                  1,000,000       983,781
                                                                   ------------
                                                                      2,862,953
                                                                   ------------
MACHINERY - 0.9%
  Dover Corporation
    6.50%, 02/15/2011                                     925,000       973,795
                                                                   ------------

MEDIA - 2.7%
  Clear Channel Communications, Inc.:
    4.625%, 01/15/2008                                    725,000       724,611
    7.65%, 09/15/2010                                     775,000       796,557
  The Walt Disney Company
    5.625%, 09/15/2016                                  1,500,000     1,543,184
                                                                   ------------
                                                                      3,064,352
                                                                   ------------
METALS & MINING - 1.2%
  Alcoa Inc.
    6.00%, 01/15/2012                                   1,310,000     1,360,890
                                                                   ------------

MULTILINE RETAIL - 1.7%
  J.C. Penney Co., Inc.:
    8.00%, 03/01/2010                                     950,000       989,599
    7.65%, 08/15/2016                                     600,000       640,626
  Target Corporation
    6.35%, 01/15/2011                                     300,000       314,493
                                                                   ------------
                                                                      1,944,718
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
  Duke Energy Corp.
    6.25%, 01/15/2012                                   1,000,000     1,055,393
                                                                   ------------

OIL & GAS DRILLING - 1.4%
  Transocean Inc. (a)
    6.625%, 04/15/2011                                  1,500,000     1,554,118
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.7%
  Amerada Hess Corporation:
    7.375%, 10/01/2009                                    300,000       316,067
    6.65%, 08/15/2011                                   1,550,000     1,637,239
  Apache Corporation
    6.250%, 04/15/2012                                  1,593,000     1,692,352
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                     985,000     1,043,213
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                     500,000       531,512
  ConocoPhillips
    4.75%, 10/15/2012                                     875,000       883,321
  Devon Financing Corp. ULC
    6.875%, 09/30/2011                                  1,000,000     1,071,775
  Kerr-McGee Corporation
    6.875%, 09/15/2011                                  1,000,000     1,065,165
  Noble Energy, Inc.
    5.25%, 04/15/2014                                   1,500,000     1,501,932
  XTO Energy, Inc.
    6.25%, 04/15/2013                                   1,150,000     1,204,271
                                                                   ------------
                                                                     10,946,847
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS                                               AMOUNT/SHARES         VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 0.9%
  McDonald's Corporation
    6.00%, 04/15/2011                                  $1,000,000  $  1,057,819
                                                                   ------------

ROAD & RAIL - 3.3%
  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                                   1,850,000     1,955,739
  Norfolk Southern Corporation
    5.257%, 09/17/2014                                    750,000       744,662
  Union Pacific Corporation
    6.125%, 01/15/2012                                  1,000,000     1,043,412
                                                                   ------------
                                                                      3,743,813
                                                                   ------------
SOFTWARE - 1.0%
  Oracle Corporation
    5.25%, 01/15/2016                                   1,150,000     1,149,604
                                                                   ------------

SPECIALTY RETAIL - 2.7%
  The Home Depot, Inc.
    4.625%, 08/15/2010                                  1,175,000     1,167,875
  Lowe's Companies, Inc.:
    8.25%, 06/01/2010                                   1,225,000     1,339,107
    5.00%, 10/15/2015                                     525,000       506,990
                                                                   ------------
                                                                      3,013,972
                                                                   ------------
TOTAL CORPORATE BONDS
    (Cost $76,291,717)                                               76,570,979
                                                                   ------------

--------------------------------------------------------------------------------
PREFERRED
STOCKS - 1.1%
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.1%
  The Goldman Sachs Group, Inc.
    Callable 04/25/2010                                    40,000       845,600
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                                    21,000       432,600
                                                                   ------------

TOTAL PREFERRED STOCKS
    (Cost $1,523,320)                                                 1,278,200
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
U.S. GOVERNMENT                                         PRINCIPAL
& AGENCY ISSUES - 28.3%                             AMOUNT/SHARES         VALUE
--------------------------------------------------------------------------------
FANNIE MAE - 8.9%
    5.25%, 01/29/2009
      Callable 01/29/2008                              $  335,000  $    335,326
    5.01%, 11/10/2010
      Callable 02/10/2008                               1,000,000     1,001,096
    5.50%, 01/18/2012
      Callable 01/18/2008                                 750,000       750,563
    5.40%, 04/02/2012
      Callable 04/02/2008                               1,500,000     1,505,946
    5.30%, 05/07/2012
      Callable 11/07/2008                                 300,000       303,615
    5.50%, 05/29/2012
      Callable 05/29/2008                               1,000,000     1,004,321
    5.50%, 03/26/2014
      Callable 03/26/2008                               2,500,000     2,508,013
    5.00%, 03/15/2016                                   1,000,000     1,046,762
    5.00%, 02/13/2017                                   1,500,000     1,558,360
                                                                   ------------
                                                                     10,014,002
                                                                   ------------
FEDERAL HOME LOAN BANK - 3.2%
    5.66%, 10/30/2013
      Callable 10/30/2008                               1,000,000     1,012,447
    5.25%, 06/18/2014                                     500,000       532,299
    5.50%, 08/13/2014                                   1,000,000     1,079,332
    4.75%, 12/16/2016                                   1,000,000     1,022,803
                                                                   ------------
                                                                      3,646,881
                                                                   ------------
FREDDIE MAC - 7.0%
    5.25%, 01/11/2010
      Callable 01/11/2008                                 300,000       300,100
    5.40%, 03/02/2012
      Callable 09/02/2008                               1,000,000     1,010,258
    5.60%, 10/17/2013
      Callable 10/17/2008                               1,000,000     1,009,336
    5.45%, 11/21/2013
      Callable 11/21/2008                               1,500,000     1,512,843
    5.375%, 01/09/2014
      Callable 01/09/2009                               2,000,000     2,015,814
    5.55%, 10/04/2016
      Callable 10/04/2011                               1,500,000     1,567,777
    5.125%, 11/17/2017                                    500,000       522,733
                                                                   ------------
                                                                      7,938,861
                                                                   ------------
U.S. TREASURY INFLATION INDEXED BONDS - 1.6%
    2.375%, 04/15/2011                                    473,657       493,861
    3.375%, 01/15/2012                                  1,176,600     1,283,873
                                                                   ------------
                                                                      1,777,734
                                                                   ------------
U.S. TREASURY NOTES - 7.6%
    4.25%, 09/30/2012                                   1,000,000     1,035,391
    4.25%, 11/15/2013                                   1,000,000     1,037,110
    4.25%, 11/15/2014                                   1,625,000     1,676,925
    4.25%, 08/15/2015                                   1,615,000     1,658,151
    4.50%, 02/15/2016                                     500,000       520,586
    5.125%, 05/15/2016                                  1,500,000     1,623,986
    4.25%, 11/15/2017                                   1,000,000     1,017,735
                                                                   ------------
                                                                      8,569,884
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $31,237,539)                                                 31,947,362
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM                                              PRINCIPAL
INVESTMENTS - 1.4%                                  AMOUNT/SHARES         VALUE
--------------------------------------------------------------------------------
CORPORATE BOND - 0.9%
  Citigroup Inc.
    3.50%, 02/01/2008                                  $1,000,000  $    998,734
                                                                   ------------

MONEY MARKET FUND - 0.5%
  Federated Government Obligations Fund -
    Institutional Shares                                  627,519       627,519
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,625,946)                                                 1,626,253
                                                                   ------------

TOTAL INVESTMENTS - 98.6%
    (Cost $110,678,522)                                             111,422,794

  Other Assets in Excess of Liabilities - 1.4%                        1,609,439
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $113,032,233
                                                                   ============

  (a) U.S. Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 91.0%                                      SHARES    VALUE (US$)
--------------------------------------------------------------------------------
AUSTRALIA - 5.7%
--------------------------------------------------------------------------------
AIRLINES - 0.3%
  Qantas Airways Limited                                   85,937  $    408,316
                                                                   ------------

COMMERCIAL BANKS - 0.7%
  Westpac Banking Corporation                              35,569       864,930
                                                                   ------------

CONSTRUCTION MATERIALS - 0.2%
  Boral Limited                                            47,105       251,201
                                                                   ------------

DIVERSIFIED OPERATIONS - 0.7%
  BHP Billiton Limited                                     26,565       928,660
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
  Telstra Corporation Limited                              43,388       177,809
                                                                   ------------

FOOD & STAPLES RETAILING - 0.4%
  Woolworths Limited                                       18,262       541,578
                                                                   ------------

INDUSTRIAL CONGLOMERATES - 0.3%
  Wesfarmers Limited                                        9,530       336,838
                                                                   ------------

INSURANCE - 0.6%
  AMP Limited                                              69,074       599,436
  Insurance Australia Group Limited                        49,686       178,827
                                                                   ------------
                                                                        778,263
                                                                   ------------
MEDIA - 0.3%
  Fairfax Media Limited                                    77,375       315,966
                                                                   ------------

METALS & MINING - 1.2%
  Newcrest Mining Limited                                  24,304       700,806
  OneSteel Limited                                         61,350       329,034
  Rio Tinto Limited                                         4,620       537,460
                                                                   ------------
                                                                      1,567,300
                                                                   ------------
MULTILINE RETAIL - 0.3%
  Harvey Norman Holdings Limited                           56,341       332,990
                                                                   ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.3%
  Woodside Petroleum Limited                                9,398       411,931
                                                                   ------------

REAL ESTATE - 0.3%
  Stockland                                                53,627       393,614
                                                                   ------------
TOTAL AUSTRALIA                                                       7,309,396
                                                                   ------------

--------------------------------------------------------------------------------
FINLAND - 1.9%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
  Nokia Oyj                                                65,092     2,500,663
                                                                   ------------
TOTAL FINLAND                                                         2,500,663
                                                                   ------------

--------------------------------------------------------------------------------
FRANCE - 7.4%
--------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.8%
  Compagnie de Saint-Gobain                                10,571       996,193
                                                                   ------------

CONSTRUCTION MATERIALS - 0.3%
  Lafarge SA                                                1,929       350,283
                                                                   ------------

ELECTRIC UTILITIES - 1.1%
  Electricite de France                                    12,353     1,471,396
                                                                   ------------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES    VALUE (US$)
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.0%
  Carrefour SA                                             16,479  $  1,282,609
                                                                   ------------

HOTELS, RESTAURANTS & LEISURE - 0.9%
  Accor SA                                                 13,875     1,109,178
                                                                   ------------

MULTI-UTILITIES & UNREGULATED POWER - 2.3%
  Suez SA                                                  18,056     1,229,000
  Veolia Environnement                                     19,945     1,816,765
                                                                   ------------
                                                                      3,045,765
                                                                   ------------
PHARMACEUTICALS - 1.0%
  Sanofi-Aventis                                           13,656     1,250,076
                                                                   ------------
TOTAL FRANCE                                                          9,505,500
                                                                   ------------

--------------------------------------------------------------------------------
GERMANY - 13.8%
--------------------------------------------------------------------------------
AUTOMOTIVE - 3.8%
  Continental AG                                           15,736     2,053,287
  Daimler AG                                               30,021     2,896,948
                                                                   ------------
                                                                      4,950,235
                                                                   ------------
CHEMICALS - 1.9%
  Bayer AG                                                 27,339     2,493,772
                                                                   ------------

ELECTRIC UTILITIES - 1.1%
  E.ON AG                                                   6,695     1,423,507
                                                                   ------------

INDUSTRIAL CONGLOMERATES - 2.7%
  Siemens AG                                               21,864     3,462,379
                                                                   ------------

MACHINERY - 1.8%
  MAN AG                                                   13,707     2,282,344
                                                                   ------------

SOFTWARE - 1.4%
  SAP AG                                                   35,737     1,844,164
                                                                   ------------

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
  Adidas AG                                                18,956     1,400,349
                                                                   ------------
TOTAL GERMANY                                                        17,856,750
                                                                   ------------

--------------------------------------------------------------------------------
HONG KONG - 2.5%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.5%
  Hang Seng Bank Limited                                   29,700       607,950
                                                                   ------------

DIVERSIFIED OPERATIONS - 0.3%
  Hutchison Whampoa Limited                                39,000       439,347
                                                                   ------------

INDUSTRIAL CONGLOMERATES - 0.1%
  Shanghai Industrial Holdings Limited                     37,000       159,282
                                                                   ------------

METALS & MINING - 0.1%
  Maanshan Iron and Steel Company Limited - H Shares      222,000       144,617
                                                                   ------------

REAL ESTATE - 1.1%
  China Resources Land Limited                             72,000       156,758
  Henderson Land Development Company Limited               46,000       427,208
  Hopewell Holdings Limited                                77,000       353,036
  Sun Hung Kai Properties Limited                          20,000       420,071
                                                                   ------------
                                                                      1,357,073
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES    VALUE (US$)
--------------------------------------------------------------------------------
ROAD & RAIL - 0.4%
  MTR Corporation Limited                                 138,976  $    506,650
                                                                   ------------
TOTAL HONG KONG                                                       3,214,919
                                                                   ------------

--------------------------------------------------------------------------------
ITALY - 1.5%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.5%
  UniCredito Italiano SpA                                 235,213     1,934,724
                                                                   ------------
TOTAL ITALY                                                           1,934,724
                                                                   ------------

--------------------------------------------------------------------------------
JAPAN - 19.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS - 0.9%
  AISIN SEIKI CO., LTD.                                    18,300       757,661
  BRIDGESTONE CORPORATION                                  20,000       353,101
                                                                   ------------
                                                                      1,110,762
                                                                   ------------
AUTOMOTIVE - 1.9%
  SUZUKI MOTOR CORPORATION                                 23,900       716,527
  Toyota Motor Corporation                                 33,700     1,794,818
                                                                   ------------
                                                                      2,511,345
                                                                   ------------
BEVERAGES - 0.7%
  ASAHI BREWERIES, LTD.                                    50,300       848,460
                                                                   ------------

CHEMICALS - 0.4%
  Mitsubishi Rayon Company, Limited                        97,000       467,610
                                                                   ------------

COMMERCIAL BANKS - 1.4%
  Fukuoka Financial Group, Inc.                           106,000       619,043
  Mitsubishi UFJ Financial Group, Inc.                     87,400       824,175
  Mizuho Financial Group, Inc.                                 47       223,882
  Yamaguchi Financial Group, Inc.                          12,000       137,922
                                                                   ------------
                                                                      1,805,022
                                                                   ------------
CONSTRUCTION & ENGINEERING - 0.4%
  TAISEI CORPORATION                                      187,000       502,949
                                                                   ------------

CONTAINERS & PACKAGING - 0.2%
  Rengo Co., Ltd.                                          41,000       266,230
                                                                   ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
  MURATA MANUFACTURING COMPANY, LTD.                       14,300       821,172
  NIDEC CORPORATION                                        11,400       823,675
  YASKAWA Electric Corporation                             57,000       768,930
                                                                   ------------
                                                                      2,413,777
                                                                   ------------
FINANCIAL SERVICES - 0.3%
  Credit Saison Co., Ltd.                                  14,500       394,994
                                                                   ------------

FOOD & STAPLES RETAILING - 0.2%
  AEON CO., LTD.                                           19,400       282,989
                                                                   ------------

HOUSEHOLD DURABLES - 0.7%
  Makita Corporation                                        8,000       334,456
  Sekisui House, Ltd.                                      48,000       513,042
                                                                   ------------
                                                                        847,498
                                                                   ------------
HOUSEHOLD PRODUCTS - 0.5%
  UNICHARM CORPORATION                                     11,000       694,193
                                                                   ------------

INSURANCE - 0.5%
  T & D Holdings, Inc.                                     11,950       608,032
                                                                   ------------

IT SERVICES - 0.5%
  NTT Data Corporation                                        151       668,802
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES    VALUE (US$)
--------------------------------------------------------------------------------
MACHINERY - 1.6%
  Hitachi Construction Machinery Co., Ltd.                 28,100     $ 834,148
  Mitsubishi Heavy Industries, Ltd.                       201,000       854,117
  NACHI-FUJIKOSHI CORP.                                    34,000       132,981
  THK CO., LTD.                                            15,300       309,236
                                                                   ------------
                                                                      2,130,482
                                                                   ------------
MARINE - 0.2%
  Nippon Yusen Kabushiki Kaisha                            27,000       212,706
                                                                   ------------

METALS & MINING - 0.7%
  DOWA HOLDINGS, CO., LTD.                                 40,000       277,799
  Kobe Steel, Ltd.                                        208,000       670,562
                                                                   ------------
                                                                        948,361
                                                                   ------------
PHARMACEUTICALS - 1.2%
  Takeda Pharmaceutical Company Limited                    26,700     1,559,837
                                                                   ------------

PHOTO EQUIPMENT & SUPPLIES - 0.3%
  KONICA MINOLTA HOLDINGS, INC.                            24,500       429,510
                                                                   ------------

REAL ESTATE - 0.7%
  Mitsui Fudosan Co., Ltd.                                 30,000       646,993
  NTT URBAN DEVELOPMENT CORPORATION                           166       265,755
                                                                   ------------
                                                                        912,748
                                                                   ------------
ROAD & RAIL - 0.7%
  East Japan Railway Company                                  106       871,907
                                                                   ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.7%
  SUMCO CORPORATION                                        10,000       284,428
  Tokyo Electron Limited                                   10,600       644,178
                                                                   ------------
                                                                        928,606
                                                                   ------------
SOFTWARE - 0.6%
  Nintendo Co., Ltd.                                        1,300       763,297
                                                                   ------------

SPECIALTY RETAIL - 0.3%
  NAMCO BANDAI Holdings Inc.                               24,500       380,059
                                                                   ------------

TOBACCO - 0.7%
  JAPAN TOBACCO INC.                                          157       928,301
                                                                   ------------

TRADING COMPANIES & DISTRIBUTORS - 0.8%
  Marubeni Corporation                                     93,000       651,652
  Sojitz Corporation                                      119,700       426,908
                                                                   ------------
                                                                      1,078,560
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
  KDDI CORPORATION                                            114       843,494
                                                                   ------------
TOTAL JAPAN                                                          25,410,531
                                                                   ------------

--------------------------------------------------------------------------------
KAZAKHSTAN - 0.2%
--------------------------------------------------------------------------------
METALS & MINING - 0.2%
  Eurasian Natural Resources Corporation (a)               23,613       300,827
                                                                   ------------
TOTAL KAZAKHSTAN                                                        300,827
                                                                   ------------

--------------------------------------------------------------------------------
NETHERLANDS - 4.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%
  European Aeronautic Defence and Space Company            46,594     1,487,066
                                                                   ------------

BEVERAGES - 0.9%
  Heineken NV                                              17,045     1,100,813
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES    VALUE (US$)
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.2%
  Royal Dutch Shell plc - A Shares                         66,564  $  2,806,108
                                                                   ------------
TOTAL NETHERLANDS                                                     5,393,987
                                                                   ------------

--------------------------------------------------------------------------------
NORWAY - 4.6%
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 4.6%
  Norsk Hydro ASA                                         112,050     1,595,468
  StatoilHydro ASA                                        143,049     4,413,172
                                                                   ------------
TOTAL NORWAY                                                          6,008,640
                                                                   ------------

--------------------------------------------------------------------------------
SINGAPORE - 1.2%
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.2%
  DBS Group Holdings Limited                               18,000       255,474
                                                                   ------------

DIVERSIFIED OPERATIONS - 0.2%
  Keppel Corporation Limited                               34,000       302,963
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
  Singapore Telecommunications Limited                    159,000       437,452
                                                                   ------------

INDUSTRIAL CONGLOMERATES - 0.2%
  Fraser and Neave Limited                                 49,000       198,509
                                                                   ------------

REAL ESTATE - 0.3%
  City Developments Limited                                39,000       379,814
                                                                   ------------

REAL ESTATE INVESTMENT TRUSTS - 0.0%
  Parkway Life Real Estate Investment Trust (a)            16,000        12,560
                                                                   ------------
TOTAL SINGAPORE                                                       1,586,772
                                                                   ------------

--------------------------------------------------------------------------------
SPAIN - 1.0%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
  Telefonica S.A.                                          40,882     1,325,245
                                                                   ------------
TOTAL SPAIN                                                           1,325,245
                                                                   ------------

--------------------------------------------------------------------------------
SWITZERLAND - 6.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS - 1.3%
  UBS AG                                                   37,647     1,735,817
                                                                   ------------

ELECTRICAL EQUIPMENT - 1.7%
  ABB Ltd.                                                 76,773     2,213,503
                                                                   ------------

FOOD PRODUCTS - 1.9%
  Nestle SA                                                 5,418     2,487,893
                                                                   ------------

PHARMACEUTICALS - 1.3%
  Novartis AG                                              29,443     1,610,159
                                                                   ------------
TOTAL SWITZERLAND                                                     8,047,372
                                                                   ------------

--------------------------------------------------------------------------------
UNITED ARAB EMIRATES - 0.2%
--------------------------------------------------------------------------------
MARINE - 0.2%
  DP World Ltd. (a)                                       182,091       216,688
                                                                   ------------
TOTAL UNITED ARAB EMIRATES                                              216,688
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES    VALUE (US$)
--------------------------------------------------------------------------------
UNITED KINGDOM - 20.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.3%
  BAE Systems plc                                         163,770  $  1,625,238
                                                                   ------------

AIRLINES - 1.0%
  British Airways plc (a)                                 203,399     1,243,305
                                                                   ------------

COMMERCIAL BANKS - 1.2%
  Standard Chartered plc                                   43,099     1,572,971
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES - 1.1%
  Man Group plc                                           127,590     1,448,371
                                                                   ------------

DIVERSIFIED OPERATIONS - 1.1%
  Rolls-Royce Group plc (a)                               132,216     1,435,076
  Rolls-Royce Group plc - B Shares                      6,209,116        13,596
                                                                   ------------
                                                                      1,448,672
                                                                   ------------
FOOD & STAPLES RETAILING - 0.9%
  William Morrison Supermarkets plc                       183,379     1,171,640
                                                                   ------------

HOUSEHOLD PRODUCTS - 1.5%
  Unilever plc                                             52,580     1,972,005
                                                                   ------------

INSURANCE - 1.3%
  Prudential plc                                          122,333     1,722,548
                                                                   ------------

METALS & MINING - 7.7%
  Anglo American plc                                       34,702     2,106,461
  Lonmin plc                                               10,980       672,442
  Rio Tinto plc - Ordinary Shares                          26,953     2,836,600
  Xstrata plc                                              60,609     4,252,991
                                                                   ------------
                                                                      9,868,494
                                                                   ------------
MULTILINE RETAIL - 0.8%
  Marks & Spencer Group plc                                86,999       963,034
                                                                   ------------

MULTI-UTILITIES & UNREGULATED POWER - 1.4%
  International Power plc                                 200,874     1,810,739
                                                                   ------------

PHARMACEUTICALS - 1.1%
  Shire plc                                                62,664     1,440,938
                                                                   ------------

TOBACCO - 0.5%
  Imperial Tobacco Group plc                               12,643       683,821
                                                                   ------------
TOTAL UNITED KINGDOM                                                 26,971,776
                                                                   ------------

TOTAL COMMON STOCKS
    (Cost $107,905,129)                                             117,583,790
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS - 0.2%                                               AMOUNT
--------------------------------------------------------------------------------
FRANCE - 0.2%
  EUROTUNNEL GROUP UK PLC
    3.00%, 07/28/2010                                    $110,000       314,414
                                                                   ------------

TOTAL CORPORATE BONDS
    (Cost $336,125)                                                     314,414
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007


--------------------------------------------------------------------------------
PREFERRED STOCKS - 3.4%                                    SHARES    VALUE (US$)
--------------------------------------------------------------------------------
GERMANY - 3.4%
--------------------------------------------------------------------------------
AUTOMOTIVE - 3.4%
  Porsche AG                                                1,168  $  2,350,557
  Volkswagen AG                                            14,200     2,072,244
                                                                   ------------
TOTAL GERMANY                                                         4,422,801
                                                                   ------------

TOTAL PREFERRED STOCKS
    (Cost $3,782,106)                                                 4,422,801
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.1%
--------------------------------------------------------------------------------
MONEY MARKET FUND - 1.1%
  Dreyfus Cash Management Fund - Investor Shares        1,361,818     1,361,818
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,361,818)                                                 1,361,818
                                                                   ------------

TOTAL INVESTMENTS - 95.7%
    (Cost $113,385,178)                                             123,682,823
                                                                   ------------

  Other Assets in Excess of Liabilities - 4.3%                        5,548,732
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $129,231,555
                                                                   ============

(a) Non-income producing security.


At December 31, 2007, the securities in the Fund, except for cash equivalents, were adjusted to fair value using Interactive Data Corporation fair value measurement factors.

At December 31, 2007, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The contracts had net unrealized appreciation of $201,967 as of December 31, 2007. The terms of the open contracts are as follows:

    SETTLEMENT          CURRENCY TO       U.S. $ VALUE AT          CURRENCY TO        U.S. $ VALUE AT
    DATE               BE DELIVERED        DEC. 31, 2007           BE RECEIVED         DEC. 31, 2007
------------------------------------------------------------------------------------------------------
    1/17/08             860,000  EURO        $ 1,257,671          1,438,376  AUD        $ 1,261,593
    1/17/08         121,254,550  JPY           1,087,497            740,000  EURO         1,082,182
    1/17/08          27,026,430  NK            4,976,217          3,400,000  EURO         4,972,186
    1/17/08           3,610,380  KB            7,182,935          5,010,000  EURO         7,326,662
    1/17/08           2,570,000  KB            5,113,073          5,176,737  USD          5,176,737
                                             -----------                                -----------
                                             $19,617,393                                $19,819,360
                                             ===========                                ===========

    AUD     Australian Dollar
    EURO    Euro
    JPY     Japanese Yen
    NK      Norwegian Kroner
    KB      British Pound
    USD     U.S. Dollar


   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                               LKCM                          LKCM          LKCM           LKCM
                                                             SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                            EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *..................................  $636,244,849    $53,713,492    $12,146,637  $111,422,794    $123,682,823
Foreign currency **......................................            --             --             --            --       4,978,622
Dividends and interest receivable........................       442,710         45,940         62,714     1,720,337         186,658
Unrealized gain on open forward foreign
   currency contracts ...................................            --             --             --            --         201,967
Receivable for investments sold..........................            --             --             --            --         295,067
Receivable for fund shares sold..........................       973,007         97,248             --       155,302         350,950
Other assets.............................................        50,727         10,399          3,707         9,947          10,403
                                                           ------------    -----------    -----------  ------------    ------------
  Total assets...........................................   637,711,293     53,867,079     12,213,058   113,308,380     129,706,490
                                                           ------------    -----------    -----------  ------------    ------------

LIABILITIES:
Payable for investments purchased........................            --             --             --         1,822          65,018
Payable for investment advisory fees.....................     1,293,694         67,938          3,866       126,404         289,663
Payable for fund shares redeemed.........................       469,279         27,000             --       100,000          43,482
Distribution expense payable.............................        42,487             --             --            --              --
Accrued expenses and other liabilities...................       265,827         28,943         17,951        47,921          76,772
                                                           ------------    -----------    -----------  ------------    ------------
  Total liabilities......................................     2,071,287        123,881         21,817       276,147         474,935
                                                           ------------    -----------    -----------  ------------    ------------
NET ASSETS...............................................  $635,640,006    $53,743,198    $12,191,241  $113,032,233    $129,231,555
                                                           ============    ===========    ===========  ============    ============

NET ASSETS CONSIST OF:
Paid in capital..........................................  $569,915,172    $38,311,876    $10,054,376  $112,935,714    $117,699,371
Undistributed net investment income .....................       126,670          8,426         16,416        42,045         134,216
Accumulated net realized gain (loss) on .................
  securities and foreign currency transactions...........    (9,257,590)          (503)         7,589      (689,798)        880,645
Net unrealized appreciation on:..........................
  Investments ...........................................    74,855,754     15,423,399      2,112,860       744,272      10,297,645
  Other assets and liabilities denominated
     in foreign currency ................................            --             --             --            --         219,678
                                                           ------------    -----------    -----------  ------------    ------------
NET ASSETS...............................................  $635,640,006    $53,743,198    $12,191,241  $113,032,233    $129,231,555
                                                           ============    ===========    ===========  ============    ============

INSTITUTIONAL CLASS***
Net assets...............................................  $595,174,822    $53,743,198    $12,191,241  $113,032,233    $129,231,555
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)..........    29,711,766      3,495,154        880,964    10,944,503      10,417,081
Net asset value per share
  (offering and redemption price)........................  $      20.03    $     15.38    $     13.84  $      10.33    $      12.41
                                                           ============    ===========    ===========  ============    ============

ADVISER CLASS
Net assets...............................................  $ 40,465,184
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)..........     2,051,786
Net asset value per share
  (offering and redemption price)........................  $      19.72
                                                           ============

*   Cost of Investments..................................  $561,389,095    $38,290,093    $10,033,777  $110,678,522    $113,385,178
                                                           ============    ===========    ===========  ============    ============

**  Cost of Foreign Currency.............................  $         --    $        --    $        --  $         --    $  4,971,647
                                                           ============    ===========    ===========  ============    ============

*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007
                                                               LKCM                           LKCM          LKCM           LKCM
                                                             SMALL CAP         LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                            EQUITY FUND     EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................... $  5,436,631     $  934,227     $  149,077    $  141,609    $ 2,539,285
Interest..................................................    1,329,865         36,396        177,133     5,457,658        107,420
                                                           ------------     ----------     ----------    ----------    -----------
  Total income............................................    6,766,496        970,623        326,210     5,599,267      2,646,705
                                                           ------------     ----------     ----------    ----------    -----------

EXPENSES:
Investment advisory fees .................................    5,144,850        371,132         74,093       548,211      1,378,099
Distribution expense - Adviser Class......................       76,896             --             --            --             --
Administrative fees.......................................      579,000         48,176         20,375        88,174        112,666
Accounting and transfer agent fees and expenses...........      243,604         59,874         40,194        70,893        101,290
Professional fees.........................................      160,645         12,220          2,615        24,999         32,057
Federal and state registration............................       73,415         25,525          8,589        13,914         14,244
Custody fees and expenses.................................       84,350          6,374          4,926        11,854        136,065
Trustees' fees............................................       53,126          4,362            882         9,349         10,471
Reports to shareholders...................................       40,373          2,316            446         4,682          5,491
Other ....................................................       90,960          8,159          1,842        15,420         18,137
                                                           ------------     ----------     ----------    ----------    -----------
  Total expenses..........................................    6,547,219        538,138        153,962       787,496      1,808,520
  Less, expense waiver and/or reimbursement..............            --       (113,987)       (62,767)      (74,302)      (154,807)
                                                           ------------     ----------     ----------    ----------    -----------
  Net expenses............................................    6,547,219        424,151         91,195       713,194      1,653,713
                                                           ------------     ----------     ----------    ----------    -----------
NET INVESTMENT INCOME.....................................      219,277        546,472        235,015     4,886,073        992,992
                                                           ------------     ----------     ----------    ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................................   21,306,156      1,688,795        314,762      (146,965)    21,515,194
  Foreign currency transactions...........................           --             --             --            --        825,659
                                                           ------------     ----------     ----------    ----------    -----------
                                                             21,306,156      1,688,795        314,762      (146,965)    22,340,853
                                                           ------------     ----------     ----------    ----------    -----------
Net change in unrealized appreciation/depreciation on:
  Investments.............................................  (27,319,778)     3,269,590        317,115     1,558,309     (5,154,883)
  Foreign currency transactions...........................           --             --             --            --        (38,076)
                                                           ------------     ----------     ----------    ----------    -----------
                                                            (27,319,778)     3,269,590        317,115     1,558,309     (5,192,959)
                                                           ------------     ----------     ----------    ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   (6,013,622)     4,958,385        631,877     1,411,344     17,147,894
                                                           ------------     ----------     ----------    ----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................... $ (5,794,345)    $5,504,857     $  866,892    $6,297,417    $18,140,886
                                                           ============     ==========     ==========    ==========    ===========


* Net of foreign taxes withheld........................... $         --     $    4,194     $     906     $       --    $   254,090
                                                           ============     ==========     ==========    ==========    ===========

   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      LKCM                        LKCM
                                                                              SMALL CAP EQUITY FUND            EQUITY FUND
                                                                          ---------------------------- ----------------------------
                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2007           2006          2007           2006
                                                                          ------------   ------------   -----------   -----------
OPERATIONS:
Net investment income (loss)...........................................   $    219,277    $  (876,239)  $   546,472   $   464,789
Net realized gain on investments ......................................     21,306,156     71,930,820     1,688,795     1,252,873
Net change in unrealized appreciation/depreciation
  on investments.......................................................    (27,319,778)    (4,283,456)    3,269,590     4,073,957
                                                                          ------------   ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations........................................     (5,794,345)    66,771,125     5,504,857     5,791,619
                                                                          ------------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income..................................................        (49,240)            --      (538,222)     (473,247)
Net realized gain on investments.......................................    (49,567,690)   (58,721,958)   (1,596,911)   (1,395,027)
                                                                          ------------   ------------   -----------   -----------
                                                                           (49,616,930)   (58,721,958)   (2,135,133)   (1,868,274)
                                                                          ------------   ------------   -----------   -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments.......................................     (3,374,345)    (2,012,985)           --            --
                                                                          ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................    65,085,478    243,727,750       (11,100)      (49,003)
                                                                          ------------   ------------   -----------   -----------

Total increase in net assets...........................................      6,299,858    249,763,932     3,358,624     3,874,342

NET ASSETS:
Beginning of period....................................................    629,340,148    379,576,216    50,384,574    46,510,232
                                                                          ------------   ------------   -----------   -----------
End of period *........................................................   $635,640,006   $629,340,148   $53,743,198   $50,384,574
                                                                          ============   ============   ===========   ===========

* Including undistributed net
  investment income of:................................................   $    126,670   $         --   $     8,426   $       176
                                                                          ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                          LKCM
                                                                                  BALANCED FUND               FIXED INCOME FUND
                                                                          ---------------------------- ----------------------------
                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2007           2006          2007           2006
                                                                           -----------     ----------  ------------  ------------
OPERATIONS:
Net investment income..................................................      $ 235,015     $  184,512   $ 4,886,073   $ 4,639,766
Net realized gain (loss) on investments ...............................        314,762        129,081      (146,965)     (416,361)
Net change in unrealized appreciation/depreciation
  on investments.......................................................        317,115        692,596     1,558,309        65,851
                                                                           -----------     ----------  ------------  ------------

    Net increase in net assets
      resulting from operations........................................        866,892      1,006,189     6,297,417     4,289,256
                                                                           -----------     ----------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income..................................................       (230,540)      (187,812)   (4,846,725)   (4,681,335)
Net realized gain on investments........................................      (294,231)      (133,606)           --            --
                                                                           -----------     ----------  ------------  ------------
                                                                              (524,771)      (321,418)   (4,846,725)   (4,681,335)
                                                                           -----------     ----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................     1,927,296          4,563     5,499,480    (9,124,756)
                                                                           -----------     ----------  ------------  ------------

Total increase (decrease) in net assets................................      2,269,417        689,334     6,950,172    (9,516,835)

NET ASSETS:
Beginning of period.....................................................     9,921,824      9,232,490   106,082,061   115,598,896
                                                                           -----------     ----------  ------------  ------------
End of period *.........................................................   $12,191,241     $9,921,824  $113,032,233  $106,082,061
                                                                           ===========     ==========  ============  ============

* Including undistributed net
  investment income of:.................................................   $    16,416     $    4,220  $     42,045  $    167,359
                                                                           ===========     ==========  ============  ============

                                                                                                                  LKCM
                                                                                                            INTERNATIONAL FUND
                                                                                                       --------------------------
                                                                                                        Year Ended    Year Ended
                                                                                                       December 31,  December 31,
                                                                                                            2007          2006
                                                                                                       ------------  ------------
OPERATIONS:
Net investment income...............................................................................     $  992,992     $ 761,977
Net realized gain on investments, futures contracts and foreign currency transactions...............     22,340,853    13,463,472
Net change in unrealized appreciation/depreciation..................................................     (5,192,959)   10,145,879
                                                                                                       ------------  ------------
    Net increase in net assets resulting from operations............................................     18,140,886    24,371,328
                                                                                                       ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income...............................................................................     (2,187,647)   (1,404,574)
Net realized gain on investments....................................................................    (24,194,340)   (4,379,796)
                                                                                                       ------------  ------------
                                                                                                        (26,381,987)   (5,784,370)
                                                                                                       ------------  ------------

 NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C)...................................      1,178,104    35,807,148
                                                                                                       ------------  ------------

Total increase (decrease) in net assets.............................................................     (7,062,997)   54,394,106

NET ASSETS:
Beginning of period.................................................................................    136,294,552    81,900,446
                                                                                                       ------------  ------------
End of period *.....................................................................................   $129,231,555  $136,294,552
                                                                                                       ============  ============

* Including undistributed net investment income of:..................................................  $    134,216  $    529,817
                                                                                                       ============  ============


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                          LKCM SMALL CAP EQUITY FUND - INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------------------
                                                                 Year          Year           Year           Year         Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,   December 31,  December 31,
                                                                  2007          2006          2005           2004          2003*
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  21.98       $  21.12      $  21.46      $  19.54       $  15.24
                                                               --------       --------      --------      --------       --------
Net investment income (loss)(1)..............................      0.01          (0.04)        (0.05)        (0.08)         (0.08)
Net realized and unrealized gain (loss) on investments.......     (0.17)          3.22          3.17          4.40           5.38
                                                               --------       --------      --------      --------       --------
   Total from investment operations..........................     (0.16)          3.18          3.12          4.32           5.30
                                                               --------       --------      --------      --------       --------
Dividends from net investment income.........................     (0.00)(2)         --            --            --             --
Distributions from net realized gains........................     (1.79)         (2.32)        (3.46)        (2.40)         (1.00)
                                                               --------       --------      --------      --------       --------
   Total dividends and distributions.........................     (1.79)         (2.32)        (3.46)        (2.40)         (1.00)
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- END OF PERIOD.............................  $  20.03       $  21.98      $  21.12      $  21.46       $  19.54
                                                               ========       ========      ========      ========       ========
TOTAL RETURN.................................................   (0.76)%         14.98%        14.42%        22.09%         34.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $595,175       $608,417      $370,988      $344,990       $266,842
Ratio of expenses to average net assets:.....................     0.94%          0.96%         0.99%         0.96%          0.97%
Ratio of net investment income (loss)
  to average net assets:.....................................     0.04%        (0.16)%       (0.23)%       (0.38)%        (0.45)%
Portfolio turnover rate(3)...................................       60%            56%           56%           53%            43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.

(1) Net investment income (loss) per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  Less than $(0.005).

(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                            LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                              ---------------------------------------------------------------------
                                                                 Year          Year           Year           Year         Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,   December 31,  December 31,
                                                                  2007          2006          2005           2004          2003*
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  21.73       $  20.95      $  21.36      $  19.51       $  16.85
                                                               --------       --------      --------      --------       --------
Net investment loss(1).......................................     (0.05)         (0.09)        (0.11)        (0.13)         (0.08)
Net realized and unrealized gain (loss) on investments.......     (0.17)          3.19          3.16          4.38           3.74
                                                               --------       --------      --------      --------       --------
   Total from investment operations..........................     (0.22)          3.10          3.05          4.25           3.66
                                                               --------       --------      --------      --------       --------
Distributions from net realized gains........................     (1.79)         (2.32)        (3.46)        (2.40)         (1.00)
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- END OF PERIOD.............................  $  19.72       $  21.73      $  20.95      $  21.36       $  19.51
                                                               ========       ========      ========      ========       ========
TOTAL RETURN.................................................   (1.06)%         14.72%        14.16%        21.76%         21.66%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $ 40,465       $ 20,923      $  8,589      $  7,329       $  3,636
Ratio of expenses to average net assets:.....................     1.19%          1.21%         1.24%         1.21%          1.21%(3)
Ratio of net investment loss
   to average net assets:....................................   (0.21)%        (0.41)%       (0.48)%       (0.63)%        (0.69)%(3)
Portfolio turnover rate(4)...................................       60%            56%           56%           53%            43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                       LKCM EQUITY FUND
                                                              ---------------------------------------------------------------------
                                                                 Year          Year           Year           Year         Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,   December 31,  December 31,
                                                                  2007          2006          2005           2004          2003
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  14.43       $  13.30      $  13.09      $  12.24       $   9.98
                                                               --------       --------      --------      --------       --------
Net investment income .......................................      0.16           0.14          0.11          0.11           0.07
Net realized and unrealized gain on investments..............      1.42           1.55          0.52          0.85           2.26
                                                               --------       --------      --------      --------       --------
   Total from investment operations..........................      1.58           1.69          0.63          0.96           2.33
                                                               --------       --------      --------      --------       --------
Dividends from net investment income.........................     (0.16)         (0.14)        (0.12)        (0.11)         (0.07)
Distributions from net realized gains........................     (0.47)         (0.42)        (0.30)           --             --
                                                               --------       --------      --------      --------       --------
   Total dividends and distributions.........................     (0.63)         (0.56)        (0.42)        (0.11)         (0.07)
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- END OF PERIOD.............................  $  15.38       $  14.43      $  13.30      $  13.09       $  12.24
                                                               ========       ========      ========      ========       ========
TOTAL RETURN.................................................    10.96%         12.65%         4.80%         7.88%         23.38%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $ 53,743       $ 50,385      $ 46,510      $ 37,240       $ 33,729
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.................     1.01%          1.06%         1.10%         1.18%          1.18%
  After expense waiver and/or reimbursement..................     0.80%          0.80%         0.80%         0.80%          0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................     0.82%          0.71%         0.60%         0.54%          0.33%
  After expense waiver and/or reimbursement..................     1.03%          0.97%         0.90%         0.92%          0.71%
Portfolio turnover rate......................................       26%            24%           21%           28%            14%

                                                                                       LKCM BALANCED FUND
                                                              ---------------------------------------------------------------------
                                                                 Year          Year           Year           Year         Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,   December 31,  December 31,
                                                                  2007          2006          2005           2004          2003
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  13.36       $  12.42      $  11.85      $  11.29       $   9.86
                                                               --------       --------      --------      --------       --------
Net investment income .......................................      0.28           0.25          0.21          0.22           0.19
Net realized and unrealized gain on investments..............      0.82           1.13          0.48          0.57           1.42
                                                               --------       --------      --------      --------       --------
   Total from investment operations..........................      1.10           1.38          0.69          0.79           1.61
                                                               --------       --------      --------      --------       --------
Dividends from net investment income.........................     (0.28)         (0.26)        (0.12)        (0.23)         (0.18)
Distributions from net realized gains........................     (0.34)         (0.18)           --            --             --
                                                               --------       --------      --------      --------       --------
   Total dividends and distributions.........................     (0.62)         (0.44)        (0.12)        (0.23)         (0.18)
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- END OF PERIOD.............................  $  13.84       $  13.36      $  12.42      $  11.85       $  11.29
                                                               ========       ========      ========      ========       ========
TOTAL RETURN.................................................     8.25%         11.22%         5.87%         7.10%         16.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $ 12,191       $  9,922      $  9,232      $  8,408       $  8,753
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.................     1.35%          1.45%         1.47%         1.49%          1.52%
  After expense waiver and/or reimbursement..................     0.80%          0.80%         0.80%         0.80%          0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................     1.51%          1.30%         1.03%         1.20%          1.09%
  After expense waiver and/or reimbursement..................     2.06%          1.95%         1.70%         1.89%          1.81%
Portfolio turnover rate......................................       27%            12%           24%           19%            24%

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                      LKCM FIXED INCOME FUND
                                                              ---------------------------------------------------------------------
                                                                 Year          Year           Year           Year         Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,   December 31,  December 31,
                                                                  2007          2006          2005           2004          2003
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  10.19       $  10.24      $  10.42      $  10.52       $  10.61
                                                               --------       --------      --------      --------       --------
Net investment income .......................................      0.46           0.44          0.36          0.39           0.42
Net realized and unrealized gain (loss) on investments.......      0.14          (0.05)        (0.18)        (0.10)         (0.08)
                                                               --------       --------      --------      --------       --------
   Total from investment operations..........................      0.60           0.39          0.18          0.29           0.34
                                                               --------       --------      --------      --------       --------
Dividends from net investment income.........................     (0.46)         (0.44)        (0.36)        (0.39)         (0.43)
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- END OF PERIOD.............................  $  10.33       $  10.19      $  10.24      $  10.42       $  10.52
                                                               ========       ========      ========      ========       ========
TOTAL RETURN.................................................     5.96%          3.96%         1.79%         2.77%          3.25%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $113,032       $106,082      $115,599      $ 93,283       $ 68,354
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.................     0.72%          0.74%         0.76%         0.75%          0.77%
  After expense waiver and/or reimbursement..................     0.65%          0.65%         0.65%         0.65%          0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................     4.39%          4.14%         3.56%         3.78%          3.98%
  After expense waiver and/or reimbursement..................     4.46%          4.23%         3.67%         3.88%          4.10%
Portfolio turnover rate......................................       31%            30%           40%           27%            58%

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                           LKCM INTERNATIONAL FUND
                                                              ---------------------------------------------------------------------
                                                                 Year          Year           Year           Year         Year
                                                                 Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,   December 31,  December 31,
                                                                  2007          2006          2005           2004          2003
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  13.49       $  11.10      $   9.40      $   8.52       $   6.41
                                                               --------       --------      --------      --------       --------
Net investment income .......................................      0.14(1)        0.10(2)       0.02(2)       0.04(2)        0.07(1)
Net realized and unrealized gain on investments..............      1.93           2.95          1.91          0.95           2.13
                                                               --------       --------      --------      --------       --------
   Total from investment operations..........................      2.07           3.05          1.93          0.99           2.20
                                                               --------       --------      --------      --------       --------
Redemption fees..............................................        --             --            --            --           0.02
                                                               --------       --------      --------      --------       --------
Dividends from net investment income.........................     (0.26)         (0.16)        (0.23)        (0.11)         (0.11)
Distributions from net realized gains........................     (2.89)         (0.50)           --            --             --
                                                               --------       --------      --------      --------       --------
   Total dividends and distributions.........................     (3.15)         (0.66)        (0.23)        (0.11)         (0.11)
                                                               --------       --------      --------      --------       --------
NET ASSET VALUE -- END OF PERIOD.............................  $  12.41       $  13.49      $  11.10      $   9.40       $   8.52
                                                               ========       ========      ========      ========       ========
TOTAL RETURN.................................................    15.20%         27.51%        20.49%        11.59%         34.68%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $129,232       $136,295      $ 81,900      $ 42,104       $ 41,189
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.................     1.31%          1.34%         1.99%         1.67%          1.99%
  After expense waiver and/or reimbursement..................     1.20%          1.20%         1.20%         1.20%          1.20%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement.................     0.61%          0.62%       (0.57)%         0.01%          0.25%
  After expense waiver and/or reimbursement..................     0.72%          0.76%         0.22%         0.48%          1.04%
Portfolio turnover rate......................................      153%           141%           56%(3)        N/A            N/A

(1) Net investment income per shares is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the initial time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the "Adviser") believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees. Substantially all of the securities owned by the LKCM International Fund were adjusted to reflect fair value at December 31, 2007.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At December 31, 2007, substantially all of the LKCMInternational Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

     When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency. As of December 31, 2007, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2007, reclassifications were recorded as follows.

                                                         LKCM        LKCM        LKCM          LKCM           LKCM
                                                      SMALL CAP      EQUITY     BALANCED       FIXED      INTERNATIONAL
                                                     EQUITY FUND     FUND        FUND       INCOME FUND       FUND
     Undistributed net investment income              $(43,367)      $ 1       $   7,722    $(164,662)     $ 799,053
     Accumulated gains (loss)                           43,367        --           7,721      164,662       (799,055)
     Paid in capital                                        --        (1)        (15,443)          --              2

     11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2007, the Adviser waived and/or reimbursed the following expenses:

                                 LKCM                 LKCM       LKCM          LKCM           LKCM
                              SMALL CAP              EQUITY     BALANCED       FIXED      INTERNATIONAL
                             EQUITY FUND              FUND        FUND      INCOME FUND       FUND
Annual Advisory Rate             0.75%                0.70%       0.65%         0.50%          1.00%(1)(2)
Annual Cap on Expenses           1.00% (Inst.)        0.80%       0.80%         0.65%          1.20%
                                 1.25% (Adviser)
Expenses Waived and/or
Reimbursed                       --                $113,987     $62,767       $74,302       $154,807

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the year ended December 31, 2007, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $76,896.

C. FUND SHARES: At December 31, 2007, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     6,656,467   $150,675,061                      11,064,923   $255,892,577
Shares issued to shareholders in
  reinvestment of distributions                 2,206,919     44,557,285                       2,354,952     52,209,347
Shares redeemed                                (6,830,651)  (154,974,118)                     (3,305,745)   (76,618,156)
Redemption fee                                                       773                                          9,628
                                               ----------   ------------                      ----------   ------------
Net increase                                    2,032,735   $ 40,259,001                      10,114,130   $231,493,396
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            27,679,031                                     17,564,901
                                               ----------                                     ----------
End of period                                  29,711,766                                     27,679,031
                                               ==========                                     ==========

SMALL CAP EQUITY FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,474,654   $ 34,030,177                         629,302   $ 14,187,670
Shares issued to shareholders in
  reinvestment of distributions                   169,735      3,374,345                          91,875      2,012,985
Shares redeemed                                  (555,693)   (12,578,045)                       (168,008)    (3,966,306)
Redemption fee                                                        --                                              5
                                               ----------   ------------                      ----------   ------------
Net increase                                    1,088,696   $ 24,826,477                         553,169   $ 12,234,354
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               963,090                                        409,921
                                               ----------                                     ----------
End of period                                   2,051,786                                        963,090
                                               ==========                                     ==========
Total Net Increase                                          $ 65,085,478                                   $243,727,750
                                                            ============                                   ============

EQUITY FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       388,041   $  5,966,891                         647,235   $  8,805,006
Shares issued to shareholders in
  reinvestment of distributions                   131,264      2,030,649                         115,441      1,676,196
Shares redeemed                                  (515,465)    (8,008,640)                       (769,114)   (10,531,915)
Redemption fee                                                        --                                          1,710
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                             3,840     $  (11,100)                         (6,438)  $    (49,003)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             3,491,314                                      3,497,752
                                               ----------                                     ----------
End of period                                   3,495,154                                      3,491,314
                                               ==========                                     ==========

BALANCED FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       165,580   $  2,312,368                          82,100   $  1,070,196
Shares issued to shareholders in
  reinvestment of distributions                    37,238        519,820                          24,220        317,817
Shares redeemed                                   (64,608)      (904,892)                       (106,900)    (1,383,450)
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           138,210   $  1,927,296                            (580)  $      4,563
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               742,754                                        743,334
                                               ----------                                     ----------
End of period                                     880,964                                        742,754
                                               ==========                                     ==========

FIXED INCOME FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,027,207   $ 10,516,376                       1,325,366   $ 13,518,101
Shares issued to shareholders in
  reinvestment of distributions                   421,474      4,304,109                         404,444      4,099,350
Shares redeemed                                  (909,488)    (9,321,005)                     (2,618,337)   (26,742,207)
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           539,193   $  5,499,480                        (888,527)  $ (9,124,756)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            10,405,310                                     11,293,837
                                               ----------                                     ----------
End of period                                  10,944,503                                     10,405,310
                                               ==========                                     ==========

INTERNATIONAL FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,655,461   $ 24,212,413                       2,684,049   $ 34,856,332
Shares issued to shareholders in
  reinvestment of distributions                 2,056,642     25,689,751                         418,999      5,652,304
Shares redeemed                                (3,395,445)   (48,724,060)                       (379,205)    (4,703,089)
Redemption fee                                                        --                                          1,601
                                               ----------   ------------                      ----------   ------------
Net increase                                      316,658   $  1,178,104                       2,723,843   $ 35,807,148
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            10,100,423                                      7,376,580
                                               ----------                                     ----------
End of period                                  10,417,081                                     10,100,423
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2007, the LKCM International Fund had a shareholder that owned greater than 10%of the Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2007 were as follows:

                                                        PURCHASES                                       SALES
                                                   U.S.                                          U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               -----------   ------------                     ----------   ------------
LKCM Small Cap Equity Fund                     $        --   $420,504,518                     $       --   $392,255,221
LKCM Equity Fund                                        --     13,325,473                             --     14,698,674
LKCM Balanced Fund                               1,057,362      3,349,248                        150,219      2,745,434
LKCM Fixed Income Fund                          30,007,798     11,851,981                     10,261,147     22,267,523
LKCM International Fund                                 --    203,669,186                             --    216,503,852

E. TAX INFORMATION: At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

                                    LKCM                 LKCM                 LKCM               LKCM                  LKCM
                                  SMALL CAP             EQUITY              BALANCED             FIXED            INTERNATIONAL
                                 EQUITY FUND             FUND                 FUND            INCOME FUND             FUND
Cost of Investments             $561,568,072         $38,290,093          $10,019,912        $110,705,925         $113,879,571
                                ============         ===========          ===========        ============         ============
Gross Unrealized Appreciation   $120,778,368         $16,548,785          $ 2,418,834        $  1,496,795         $ 15,421,198
Gross Unrealized Depreciation    (46,101,591)         (1,125,386)            (292,109)           (779,926)          (5,617,946)
                                ------------         -----------          -----------        ------------         ------------
Net Unrealized Appreciation     $ 74,676,777         $15,423,399          $ 2,126,725        $    716,869         $  9,803,252
                                ============         ===========          ===========        ============         ============
Undistributed Ordinary Income        126,670               8,426                2,551              39,255              586,723
Undistributed Long-Term
  Capital Gain                            --                   6                7,589                  --            1,327,560
                                ------------         -----------          -----------        ------------         ------------
Total Distributable Earnings    $    126,670         $     8,432          $    10,140        $     39,255         $  1,914,283
                                ============         ===========          ===========        ============         ============
Other Accumulated Losses        $ (9,078,613)        $      (509)         $        --        $   (659,605)        $   (185,351)
                                ------------         -----------          -----------        ------------         ------------
Total Accumulated Earnings      $ 65,724,834         $15,431,322          $ 2,136,865        $     96,519         $ 11,532,184
                                ============         ===========          ===========        ============         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, Contingent Preferred Debt Instruments adjustments and market discounts.

At December 31, 2007 the accumulated capital loss carryforwards were as follows:

                                          LKCM
                                          FIXED
                                       INCOME FUND
Expiring in 2010                        $ 191,023
Expiring in 2013                           38,877
Expiring in 2014                          338,541
Expiring in 2015                           91,164
                                        ---------
Total capital loss carryforwards        $ 659,605
                                        =========

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At December 31, 2007, the following Funds deferred, on a tax basis, post-October losses of:

                        LKCM                LKCM                 LKCM
                      SMALL CAP            EQUITY            INTERNATIONAL
                     EQUITY FUND            FUND                 FUND
                     -----------            ----                 ----
                     $9,078,613             $509               $205,007

The tax components of dividends paid during the year ended December 31, 2007 were as follows:

                                             ORDINARY          LONG-TERM
                                              INCOME         CAPITAL GAINS
                                           -----------       -------------
LKCM Small Cap Equity Fund                 $    49,303        $52,941,972
LKCM Equity Fund                               538,222          1,596,911
LKCM Balanced Fund                             230,540            294,231
LKCM Fixed Income Fund                       4,846,725                 --
LKCM International Fund                     12,562,547         13,819,440

The tax components of dividends paid during the year ended December 31, 2006 were as follows:

                                             ORDINARY          LONG-TERM
                                              INCOME         CAPITAL GAINS
                                           -----------       -------------
LKCM Small Cap Equity Fund                  $       --        $60,734,943
LKCM Equity Fund                               473,247          1,395,027
LKCM Balanced Fund                             209,384            112,034
LKCM Fixed Income Fund                       4,681,335                 --
LKCM International Fund                      1,404,574          4,379,796

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2007. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2007. At December 31, 2007, the tax years 2004 through 2007 remain open to examination in the Fund's major tax jurisdictions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM International Fund, five of the portfolios constituting the LKCM Funds (collectively, the "Funds") as of December 31, 2007, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the five portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2007, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
February 26, 2008

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2007

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2007 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                  Small Cap Equity                  100.00%
                  Equity                            100.00%
                  Balanced                           64.35%
                  Fixed Income                        2.91%
                  International                      27.35%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                  Small Cap Equity                  100.00%
                  Equity                            100.00%
                  Balanced                           61.69%
                  Fixed Income                        2.90%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                  Equity                              3.75%
                  Balanced                           59.34%
                  Fixed Income                      100.00%
                  International                       0.72%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

                  International                      82.59%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                    TERM OF                               PORTFOLIOS
                                                    OFFICE &        PRINCIPAL             IN FUND
                               POSITION(S)          LENGTH          OCCUPATION            COMPLEX             OTHER
NAME, ADDRESS                  HELD WITH            OF TIME         DURING PAST           OVERSEEN            DIRECTORSHIPS
AND AGE                        THE TRUST            SERVED(1)       FIVE YEARS            BY TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                 Chairman             Since 2005      President and CEO,       9                Non-Executive
301 Commerce Street            of the                               Texas Systems, LLC                        Chairman of the
Suite 1600                     Board of Trustees                    and CEO,                                  Board of AZZ
Fort Worth, TX 76102                                                Texaslearningsystems                      Incorporated, a
Age: 65                        Trustee              Since 1994      LLC since 1999;                           manufacturing
                                                                    Dean, M.J. Neeley                         company.
                                                                    School of Business,
                                                                    Texas Christian
                                                                    University Business
                                                                    School from 1987 to
                                                                    2001.

------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.          Trustee              Since 1994      Consultant; formerly     9                Priests Pension Fund
301 Commerce Street                                                 Consultant for                            of the Catholic
Suite 1600                                                          NASDAQ Corp. and                          Diocese of Fort
Fort Worth, TX 76102                                                Vice President,                           Worth, Lay Workers
Age: 87                                                             Merrill Lynch & Co.,                      Pension Fund of the
                                                                    Inc.                                      Catholic Diocese of
                                                                                                              Fort Worth, St.
                                                                                                              Joseph Health Care
                                                                                                              Trust, Catholic
                                                                                                              Schools Trust and
                                                                                                              Catholic Foundation
                                                                                                              of North Texas.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell              Trustee              Since 2005      CPA, Consulting          9                Red Robin Gourmet
301 Commerce Street                                                 Services, since 2002;                     Burgers, Inc.
Suite 1600                                                          Audit Partner, Arthur
Fort Worth, TX 76102                                                Anderson LLC from
Age: 65                                                             1974-2002.


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.(2)         Trustee, President   Since 1994       Chairman, President and  9               Employee Retirement
301 Commerce Street            and Chief Executive                   Director,                                Systems of Texas, 4K
Suite 1600                     Officer                               Luther King Capital                      Land & Cattle
Fort Worth, TX 76102                                                 Management Corporation                   Company, Hunt Forest
Age: 67                                                              since 1979.                              Products (lumber),
                                                                                                              Ruston Industrial
                                                                                                              Corp. (industry
                                                                                                              supply products),
                                                                                                              JLK Venture Corp
                                                                                                              (private equity),
                                                                                                              Southwestern
                                                                                                              Exposition &
                                                                                                              Livestock, Southwest
                                                                                                              JLK Corporation
                                                                                                              (management
                                                                                                              company), Texas
                                                                                                              Christian
                                                                                                              University, Texas
                                                                                                              Southwestern
                                                                                                              Cattleraisers
                                                                                                              Foundation, Tyler
                                                                                                              Technologies
                                                                                                              (information
                                                                                                              management company
                                                                                                              for government
                                                                                                              agencies), and
                                                                                                              Encore Energy
                                                                                                              Partners LP (oil and
                                                                                                              natural gas
                                                                                                              exploration).

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

(2)  Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because he controls the Adviser.

                                                                  TERM OF
                                                                  OFFICE &                               PRINCIPAL
                                  POSITION(S)                     LENGTH                                 OCCUPATION
NAME, ADDRESS                     HELD WITH                       OF TIME                                DURING PAST
AND AGE                           THE TRUST                       SERVED                                 FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                   Since                           Chairman, President and Director,
301 Commerce Street               Chief Executive                 1994                            Luther King Capital Management
Suite 1600                        Officer                                                         Corporation since 1979.
Fort Worth, TX 76102
Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                  Since                           Principal, Luther King Capital
301 Commerce Street                                               1996                            Management since 1986, Vice
Suite 1600                                                                                        President and Portfolio Manager,
Fort Worth, TX 76102                                                                              Luther King Capital Management
Age: 57                                                                                           since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Richard Lenart                    Secretary and Treasurer         Since                           Luther King Capital
301 Commerce Street                                               2006                            Management since 2005, Vice
Suite 1600                                                                                        President, Aquinas Funds
Fort Worth, TX 76102                                                                              (2001-2005).
Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                  Since                           Principal, Luther King Capital
301 Commerce Street                                               2000                            Management since 2003, Vice
Suite 1600                                                                                        President and Portfolio
Manager,
Fort Worth, TX 76102                                                                              Luther King Capital Management
Age: 42                                                                                           since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jacob D. Smith                    Chief Compliance                Since                           General Counsel and Chief
301 Commerce Street               Officer                         2006                            Compliance Officer, Luther King
Suite 1600                                                                                        Capital Management since 2006,
Fort Worth, TX 76102                                                                              Enforcement Attorney, U.S.
Age: 33                                                                                           Securities and Exchange
                                                                                                  Commission (2005-2006), Associate,
                                                                                                  Haynes and Boone, LLP
                                                                                                  (2001-2005).
------------------------------------------------------------------------------------------------------------------------------------

                       This page intentionally left blank.


                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President

   Paul W. Greenwell                    Jacob D. Smith
   Vice President                       Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

                                                             -------------------
U.S. Bancorp Fund Services, LLC                                   PRESORTED
P.O. Box 701                                                      STANDARD
Milwaukee, WI 53201-0701                                       US POSTAGE PAID
                                                                PERMIT #3602
                                                              BERWYN, IL 60402
                                                             -------------------

--------------------------------------------------------------------------------


                               LKCM AQUINAS FUNDS


--------------------------------------------------------------------------------


                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                                  Annual Report
                                December 31, 2007

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM Aquinas Funds:

                                                                                                                         AVG.
                                                                                                        ONE YEAR        ANNUAL
                                                                                                          TOTAL          TOTAL
                                                                                                         RETURN         RETURN
                                               INCEPTION     NAV @        NET EXPENSE  GROSS EXPENSE      ENDED          SINCE
FUNDS                                            DATES     12/31/07         RATIO*        RATIO**       12/31/07      INCEPT.***
LKCM Aquinas Value Fund                         7/11/05      $13.07          1.49%          1.50%         8.05%         10.86%
  Russell 1000 Value Index(1)                                                                            (0.17)%         9.86%

LKCM Aquinas Growth Fund                        7/11/05      $16.38          1.46%          1.48%        12.75%          5.95%
  Russell 1000 Growth Index(2)                                                                           11.81%         10.44%

LKCM Aquinas Small Cap Fund                     7/11/05       $6.47          1.50%          2.33%         0.08%          6.67%
  Russell 2000 Index(3)                                                                                  (1.57)%         7.31%

LKCM Aquinas Fixed Income Fund                  7/11/05       $9.86          0.80%          1.00%         5.95%          3.90%
  Lehman Government/Credit Bond Index(4)                                                                  7.39%          4.78%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2006, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

(1) The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $1.416 billion.

(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.

CATHOLIC VALUES INVESTING

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop's Socially Responsible Investing Guidelines. The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and exclusion of those companies that are unwilling to alter their practices over a reasonable period of time. We currently exclude over 50 companies from possible investment that do not meet our standards for Catholic values investing.

We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines, including abortion, pornography, contraceptives, embryonic stem cell research, weapons of mass destruction, environmental responsibility, and fair employment practices. If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company's policies through proactive dialogue and other efforts. During the past year, we corresponded with over 20 different companies on various issues contemplated by the USCCB guidelines, including Planned Parenthood donations, pornography, potential child labor law violations, and employment discrimination.

We are pleased to announce that we recently launched a new website dedicated to the LKCM Aquinas Funds, www.aquinasfunds.com. We encourage you to visit our new website and learn more about our Catholic values investing process.

ECONOMIC OUTLOOK

Dark clouds surfaced over the economy and the stock market during this past summer and they continue to have a negative impact. Economic growth and corporate earnings continue to slow and the stock market gains during the first half of 2007 were whittled away.

Sub-prime mortgages, home loans to lower credit-worthy individuals, became the central figure in a global liquidity crisis. We spoke of this risk in our last report to shareholders. The housing market continued to weaken, both in number of starts and home values, and reached the point where delinquencies and foreclosures began to increase. These sub-prime mortgages, which financed the housing boom, were packaged in very complex and highly leveraged instruments and sold to investors around the world. The buyers of these loans did not fully appreciate the risk of their investments and as the housing market deteriorated, the value of their investments declined. As they tried to liquidate their holdings, it started a global credit-led liquidity crisis.

The Federal Reserve, seeing the crisis evolve, began cutting interest rates in the Fall to help minimize the damage and help stimulate the economy. They continued cutting interest rates in early 2008. This fear and uncertainty led to a decline in the stock market, as investors sold equities in favor of less volatile assets.

The weak economic conditions, which may or may not result in a recession, will likely continue in 2008. That said, there is plenty of cash in the system that should return to the stock market once confidence is restored. Individuals, corporations and Sovereign Wealth Funds have record levels of cash waiting to be invested.

The slower economy should continue to help keep inflation in check and allow the Federal Reserve to continue lowering interest rates as needed. The good news is that the economy and stock market have historically responded positively to lower rates and we expect that to hold true again in this cycle. The global economy continues to expand, which, along with a lower dollar, has resulted in a surge in exports.

Stock market valuations remain reasonable which gives us some confidence in future returns, especially after confidence is restored in the credit markets. This current period of uncertainty has driven interest rates to historically low levels.

In summary, we believe the economy, while weak, will continue to muddle along until the positive impact of lower interest rates and overall confidence in the system is restored. With stocks priced at reasonable valuations, an improvement in future earnings prospects should result in a more rewarding investing environment.

LKCM AQUINAS SMALL CAP FUND

The LKCM Aquinas Small Cap Fund is managed to maximize long-term capital appreciation through investments in equity securities of smaller companies with market capitalizations between $400 million and $2.5 billion at the initial time of investment. The performance of the Fund during 2007 was 0.08% versus the (1.57)% return of the Russell 2000 Index. The Fund's strategy focuses on investing in reasonably valued niche companies with above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Stock selection and a focus on valuation remain an important component of our performance. At December 31, 2007, the total net assets of the Fund were $10.8 million with 93.2% of the net assets invested in common stocks and 6.8% in cash reserves, net of liabilities.

During 2007, we added positive performance from both stock selection and sector allocation decisions. The Industrials and Energy sectors added the most value as positive stock selection, plus overweight allocation decisions, had a positive impact on the Fund. Stock selection in the Technology sector hurt our results. During 2007, we increased our Healthcare and Energy sector weightings given their higher earnings visibility and dramatically reduced our Financials sector exposure.

LKCM AQUINAS GROWTH FUND

The LKCM Aquinas Growth Fund is managed to maximize long-term capital appreciation through investments that we generally believe have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity, underleveraged balance sheets, and potential for above-average capital appreciation. During 2007, the Fund returned 12.75% against the 11.81% return of the Russell 1000 Growth Index. At December 31, 2007, the total net assets of the Funds were $42.1 million with 97.5% of net assets invested in common stocks and 2.5% in cash reserves, net of liabilities.

During the year, the Fund's performance was enhanced by overweight positions in the Energy and Utilities sectors, which we believe exhibited strong fundamentals, and by an underweight position in both the Financials and Consumer Discretionary sectors, which may continue to be negatively impacted by the effects of the current sub-prime mortgage crisis. Stock selection in the Healthcare sector was also beneficial to performance.

LKCM AQUINAS VALUE FUND

The LKCM Aquinas Value Fund is managed to maximize long-term capital appreciation through investments that we believe are undervalued relative to earnings growth rates. During 2007, the Fund returned 8.05% versus the (0.17)% return of the Russell 1000 Value Index. Our primary strategy in managing the Fund is to select equity securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book ratios than the overall market. We generally make investments for the Fund in market dominant companies within industries with high barriers to entry. The Fund typically has low turnover consistent with a long-term investor's approach. At December 31, 2007, the total net assets of the Fund were $37.4 million with 95.1% invested in common stocks and 4.9% invested in cash reserves, net of liabilities.

During 2007, the Fund benefited from underweight positions in the Financials and Consumer Discretionary sectors, as well as its positions in medical device companies and other companies with large international exposure that benefited from a weak dollar and strong foreign earnings.

LKCM AQUINAS FIXED INCOME FUND

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund typically invests in a diversified portfolio of investment grade corporate and government fixed income securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our primary strategy in managing the Fund is to select corporate bonds with strong credit profiles and attractive yields relative to those offered on government debt. During 2007, the total return for the Fund was 5.95% versus the 7.39% return for the Lehman Brothers Intermediate Government/Credit Bond Index. At December 31, 2007, the Fund had a shorter effective duration than the Index and had a weighted average Standard & Poor's quality rating of single A plus. The Fund's overweight position in corporate debt relative to the Index as well as its shorter relative duration during the year detracted from performance. As of December 31, 2007, the total net assets in the Fund were $9.2 million, with 65.2% invested in corporate bonds, 5.3% invested in municipal bonds, 22.2% in U.S. Treasury and agency debt, 3.5% in preferred stocks and 3.8% in cash reserves, net of liabilities.

/s/ Luther King

J. Luther King, Jr., CFA

February 15, 2008

*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 10-17 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

Return on equity (ROE) is net income divided by average common equity.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company's trailing 12 months' earnings per share.

The Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company's book value per share.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-423-6369. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 2/08.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2007 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                       SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS VALUE FUND                     8.05%                      10.86%
--------------------------------------------------------------------------------
Russell 1000 Value Index                   (0.17)%                      9.86%
--------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index          2.46%                      10.51%
--------------------------------------------------------------------------------
(1) The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Value Fund

LKCM Aquinas Value Fund $12,915
Russell 1000 Value Index $12,629
Lipper Large Cap Value Funds Index $12,815

                         Lipper Large Cap    Russell 1000   LKCM Aquinas
                        Value Funds Index     Value Index    Value Fund
7/05                          10000             10000          10000
12/05                         10260             10349          10574
12/06                         11953             12651          12507
12/07                         12915             12629          12815

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an unmanaged index consisting of large-cap value funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2007 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                        SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS GROWTH FUND                   12.75%                       5.95%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                  11.81%                      10.44%
--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index        14.97%                      11.56%
--------------------------------------------------------------------------------
(1) The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Growth Fund

LKCM Aquinas Growth Fund $11,544
Russell 1000 Growth Index $12,794
Lipper Large-Cap Growth Funds Index $13,120

                            LKCM Aquinas     Russell 1000      Lipper Large-Cap
                            Growth Fund      Growth Index     Growth Funds Index
7/05                           10000            10000             10000
12/05                          10261            10491             10897
12/06                          10239            11443             11411
12/07                          11544            12794             13120

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an unmanaged index consisting of large-cap growth funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2007 compared to the Fund's representative market indices. The LKCM Aquinas Small Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                       SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS SMALL CAP FUND                 0.08%                       6.67%
--------------------------------------------------------------------------------
Russell 2000 Index                         (1.57)%                      7.31%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index           1.92%                       9.35%
--------------------------------------------------------------------------------
(1) The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Small Cap Fund

LKCM Aquinas Small Cap Fund $11,739
Russell 2000 Index $11,915
Lipper Small-Cap Core Funds Index $12,484

                           LKCM Aquinas      Russell 2000     Lipper Small-Cap
                          Small Cap Fund        Index         Core Funds Index
7/05                           10000            10000             10000
12/05                          10374            10226             10773
12/06                          11729            12104             12249
12/07                          11739            11915             12484

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $1.416 billion.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Fixed Income Fund as of December 31, 2007 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                       SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS FIXED INCOME FUND              5.95%                       3.90%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
  Government/Credit Bond Index              7.39%                       4.78%
--------------------------------------------------------------------------------
Lipper Short Intermediate
  Investment-Grade
  Debt Funds Index                          5.39%                       3.81%
--------------------------------------------------------------------------------
(1) The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Fixed Income Fund

LKCM Aquinas Fixed Income Fund $10,996
Lehman Brothers Intermediate Government/Credit Bond Index $11,230
Lipper Short Intermediate Investment-Grade Debt Funds Index $10,972

                                Lehman Brothers        Lipper Short Intermediate
            LKCM Aquinas     Intermediate Government/      Investment-Grade
         Fixed Income Fund      Credit Bond Index          Debt Funds Index
7/05            10000                10000                      10000
12/05            9997                10048                      10003
12/06           10379                10458                      10411
12/07           10996                11230                      10972

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

             LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2007

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07-12/31/07).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                      LKCM AQUINAS VALUE FUND
                                            --------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                               BEGINNING       ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07        12/31/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  984.90        $7.45
Hypothetical (5% return before expenses)      $1,000.00       $1,017.69        $7.58

* Expenses are equal to the Fund's annualized net expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM AQUINAS GROWTH FUND
                                            --------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07        12/31/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,050.60        $7.55
Hypothetical (5% return before expenses)      $1,000.00       $1,017.85        $7.43

* Expenses are equal to the Fund's annualized net expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM AQUINAS SMALL CAP FUND
                                            --------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07        12/31/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  930.10        $7.30
Hypothetical (5% return before expenses)      $1,000.00       $1,017.64        $7.63

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM AQUINAS FIXED INCOME FUND
                                            --------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/07-
                                               7/1/07        12/31/07        12/31/07
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,044.50        $4.12
Hypothetical (5% return before expenses)      $1,000.00       $1,021.17        $4.08

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

   ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- DECEMBER 31, 2007

Percentages represent market value as a percentage of total investments.

Pie Charts:

LKCM AQUINAS VALUE FUND
Short-Term Investments            5.5%
Common Stocks                    94.5%

LKCM AQUINAS GROWTH FUND
Short-Term Investments            3.1%
Common Stocks                    96.9%

LKCM AQUINAS SMALL CAP FUND
Short-Term Investments            7.0%
Common Stocks                    93.0%

LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                   5.5%
U.S. Government & Agency Issues  22.7%
Preferred Stocks                  3.6%
Short-Term Investments            1.5%
Corporate Bonds                  66.7%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 95.1%                                      SHARES         VALUE
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.5%
  United Parcel Service, Inc. - Class B                     8,000     $ 565,760
                                                                    -----------

ASSET MANAGEMENT - 2.2%
  Bank of New York Mellon Corporation                      17,000       828,920
                                                                    -----------

BEVERAGES - 3.1%
  The Coca-Cola Company                                    15,000       920,550
  PepsiCo, Inc.                                             3,000       227,700
                                                                    -----------
                                                                      1,148,250
                                                                    -----------
BIOTECHNOLOGY - 1.5%
  Gilead Sciences, Inc. (a)                                12,500       575,125
                                                                    -----------

CHEMICALS - 5.3%
  E.I. du Pont de Nemours and Company                      12,500       551,125
  Hercules Incorporated                                    27,500       532,125
  Praxair, Inc.                                            10,000       887,100
                                                                    -----------
                                                                      1,970,350
                                                                    -----------
COMMERCIAL BANKS - 5.0%
  Bank of America Corporation                              21,244       876,528
  BOK Financial Corporation                                10,000       517,000
  Guaranty Financial Group, Inc. (a)                        5,833        93,333
  Wachovia Corporation                                     10,000       380,300
                                                                    -----------
                                                                      1,867,161
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.2%
  Cisco Systems, Inc. (a)                                  30,000       812,100
                                                                    -----------

COMPUTERS & PERIPHERALS - 3.8%
  Brocade Communications Systems, Inc. (a)                135,000       990,900
  International Business Machines Corporation               4,020       434,562
                                                                    -----------
                                                                      1,425,462
                                                                    -----------
CONSTRUCTION & ENGINEERING - 1.6%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                                    10,000       604,400
                                                                    -----------

CONSUMER ELECTRONICS - 1.5%
  Sony Corporation - ADR (b)                               10,000       543,000
                                                                    -----------

CONSUMER FINANCE - 2.1%
  American Express Company                                 15,000       780,300
                                                                    -----------

CONTAINERS & PACKAGING - 1.0%
  Temple-Inland Inc.                                       17,500       364,875
                                                                    -----------

DISTRIBUTORS - 1.3%
  WESCO International, Inc. (a)                            12,500       495,500
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 3.3%
  Citigroup Inc.                                            5,100       150,144
  JPMorgan Chase & Co.                                     25,000     1,091,250
                                                                    -----------
                                                                      1,241,394
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.7%
  AT&T Inc.                                                21,000       872,760
  Verizon Communications Inc.                              20,000       873,800
                                                                    -----------
                                                                      1,746,560
                                                                    -----------
ELECTRIC UTILITIES - 1.7%
  Allegheny Energy, Inc.                                   10,000       636,100
                                                                    -----------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
  Agilent Technologies, Inc. (a)                           12,500     $ 459,250
                                                                    -----------

ENERGY EQUIPMENT & SERVICES - 1.5%
  Noble Corporation (b)                                    10,000       565,100
                                                                    -----------

FOOD & STAPLES RETAILING - 1.6%
  CVS Caremark Corporation                                 15,000       596,250
                                                                    -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 9.5%
  Baxter International Inc.                                 7,500       435,375
  DENTSPLY International Inc.                              20,000       900,400
  Medtronic, Inc.                                           7,500       377,025
  Respironics, Inc. (a)                                    15,000       982,200
  Thermo Fisher Scientific, Inc. (a)                       15,000       865,200
                                                                    -----------
                                                                      3,560,200
                                                                    -----------
HOUSEHOLD DURABLES - 1.3%
  Whirlpool Corporation                                     6,000       489,780
                                                                    -----------

HOUSEHOLD PRODUCTS - 2.0%
  Colgate-Palmolive Company                                 5,000       389,800
  Kimberly-Clark Corporation                                4,990       346,007
                                                                    -----------
                                                                        735,807
                                                                    -----------
INSURANCE - 3.8%
  The Allstate Corporation                                  8,200       428,286
  HCC Insurance Holdings, Inc.                             15,000       430,200
  Lincoln National Corporation                             10,000       582,200
                                                                    -----------
                                                                      1,440,686
                                                                    -----------
INVESTMENT BANK & BROKERAGE - 4.6%
  The Goldman Sachs Group, Inc.                             5,000     1,075,250
  Morgan Stanley                                           12,500       663,875
                                                                    -----------
                                                                      1,739,125
                                                                    -----------
IT SERVICES - 1.9%
  Accenture Ltd. - Class A (b)                             20,000       720,600
                                                                    -----------

METALS & MINING - 3.3%
  Peabody Energy Corporation                               20,000     1,232,800
                                                                    -----------

MULTILINE RETAIL - 2.0%
  J.C. Penney Company, Inc.                                10,000       439,900
  Kohl's Corporation (a)                                    7,000       320,600
                                                                    -----------
                                                                        760,500
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER - 2.2%
  Duke Energy Corporation                                  40,000       806,800
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.0%
  Cabot Oil & Gas Corporation                              12,500       504,625
  ConocoPhillips                                           10,000       883,000
  Devon Energy Corporation                                  8,000       711,280
  Exxon Mobil Corporation                                   8,000       749,520
  Range Resources Corporation                              10,000       513,600
                                                                    -----------
                                                                      3,362,025
                                                                    -----------
PERSONAL PRODUCTS - 1.3%
  Avon Products, Inc.                                      12,000       474,360
                                                                    -----------

PHARMACEUTICALS - 0.7%
  Abbott Laboratories                                       5,000       280,750
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
REAL ESTATE - 0.4%
  Forestar Real Estate Group Inc (a)                        5,833   $   137,608
                                                                    -----------

SOFTWARE - 3.7%
  BEA Systems, Inc. (a)                                    40,000       631,200
  Citrix Systems, Inc. (a)                                 20,000       760,200
                                                                    -----------
                                                                      1,391,400
                                                                    -----------
SPECIALTY RETAIL - 3.3%
  Collective Brands, Inc. (a)                              20,000       347,800
  The Home Depot, Inc.                                     20,000       538,800
  PETsMART, Inc.                                           15,000       352,950
                                                                    -----------
                                                                      1,239,550
                                                                    -----------

TOTAL COMMON STOCKS
    (Cost $27,671,936)                                               35,597,848
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.5%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 5.5%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                  929,267       929,267
  Federated Government Obligations Fund -
    Institutional Shares                                1,130,915     1,130,915
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,060,182)                                                 2,060,182
                                                                    -----------

TOTAL INVESTMENTS - 100.6%
    (Cost $29,732,118)                                               37,658,030

  Liabilities in Excess of Other Assets - (0.6)%                       (222,319)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $37,435,711
                                                                    ===========

ADR  American Depository Receipt.
(a)  Non-income producing security.
(b)  U.S. dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 97.5%                                      SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.5%
  The Boeing Company                                        5,000     $ 437,300
  Raytheon Company                                         20,000     1,214,000
  Rockwell Collins, Inc.                                   15,000     1,079,550
                                                                    -----------
                                                                      2,730,850
                                                                    -----------
AIR FREIGHT & LOGISTICS - 1.1%
  FedEx Corp.                                               5,000       445,850
                                                                    -----------

AUTO COMPONENTS - 1.0%
  LKQ Corporation (a)                                      20,000       420,400
                                                                    -----------

BEVERAGES - 4.6%
  Fomento Economico Mexicano,
    S.A.B. de C.V. - ADR (b)                               21,000       801,570
  PepsiCo, Inc.                                            15,000     1,138,500
                                                                    -----------
                                                                      1,940,070
                                                                    -----------
BIOTECHNOLOGY - 1.6%
  Gilead Sciences, Inc. (a)                                15,000       690,150
                                                                    -----------

CHEMICALS - 2.1%
  Praxair, Inc.                                            10,000       887,100
                                                                    -----------

COMMERCIAL BANKS - 1.1%
  Cullen/Frost Bankers, Inc.                                9,000       455,940
                                                                    -----------

COMMERCIAL SERVICES & SUPPLIES - 0.6%
  DeVry, Inc.                                               5,000       259,800
                                                                    -----------

COMMUNICATIONS EQUIPMENT - 6.0%
  Cisco Systems, Inc. (a)                                  30,000       812,100
  Harris Corporation                                       15,000       940,200
  Nokia Oyj - ADR (b)                                      20,000       767,800
                                                                    -----------
                                                                      2,520,100
                                                                    -----------
COMPUTERS & PERIPHERALS - 3.3%
  EMC Corporation (a)                                      20,000       370,600
  Hewlett-Packard Company                                  20,000     1,009,600
                                                                    -----------
                                                                      1,380,200
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
  AT&T Inc.                                                23,800       989,128
                                                                    -----------

ELECTRIC UTILITIES - 2.3%
  Allegheny Energy, Inc.                                   15,000       954,150
                                                                    -----------

ELECTRICAL EQUIPMENT - 2.7%
  Emerson Electric Co.                                     20,000     1,133,200
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
  Agilent Technologies, Inc. (a)                           30,000     1,102,200
                                                                    -----------

ENERGY EQUIPMENT & SERVICES - 3.1%
  Dril-Quip, Inc. (a)                                       5,000       278,300
  Weatherford International Ltd. (a) (b)                   15,000     1,029,000
                                                                    -----------
                                                                      1,307,300
                                                                    -----------
FOOD & STAPLES RETAILING - 1.4%
  CVS Caremark Corporation                                 15,000       596,250
                                                                    -----------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 12.1%
  Alcon, Inc. (b)                                          10,000   $ 1,430,400
  DENTSPLY International Inc.                              30,000     1,350,600
  Meridian Bioscience, Inc.                                 8,000       240,640
  Respironics, Inc. (a)                                    14,000       916,720
  Thermo Fisher Scientific, Inc. (a)                       20,000     1,153,600
                                                                    -----------
                                                                      5,091,960
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 0.9%
  Yum! Brands, Inc.                                        10,000       382,700
                                                                    -----------

HOUSEHOLD PRODUCTS - 5.6%
  Colgate-Palmolive Company                                16,000     1,247,360
  The Procter & Gamble Company                             15,000     1,101,300
                                                                    -----------
                                                                      2,348,660
                                                                    -----------
INSURANCE - 2.2%
  Prudential Financial, Inc.                               10,000       930,400
                                                                    -----------

INTERNET SOFTWARE & SERVICES - 2.5%
  Google Inc. - Class A (a)                                 1,500     1,037,220
                                                                    -----------

MEDIA - 2.9%
  The DIRECTV Group, Inc. (a)                              12,000       277,440
  Grupo Televisa S.A. - ADR (b)                            26,000       618,020
  News Corporation - Class B                               15,000       318,750
                                                                    -----------
                                                                      1,214,210
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.6%
  Devon Energy Corporation                                 20,000     1,778,200
  Quicksilver Resources Inc. (a)                            5,000       297,950
  Range Resources Corporation                              30,000     1,540,800
                                                                    -----------
                                                                      3,616,950
                                                                    -----------
PERSONAL PRODUCTS - 1.9%
  Avon Products, Inc.                                      20,000       790,600
                                                                    -----------

PHARMACEUTICALS - 2.3%
  Abbott Laboratories                                      17,000       954,550
                                                                    -----------

ROAD & RAIL - 2.0%
  Burlington Northern Santa Fe Corporation                 10,000       832,300
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.9%
  Intel Corporation                                        30,000       799,800
                                                                    -----------

SOFTWARE - 9.6%
  Autodesk, Inc. (a)                                        8,000       398,080
  Citrix Systems, Inc. (a)                                 10,000       380,100
  Microsoft Corporation                                    40,100     1,427,560
  Nuance Communications, Inc. (a)                          15,000       280,200
  Oracle Corporation (a)                                   50,000     1,129,000
  VMware Inc. - Class A (a)                                 5,000       424,950
                                                                    -----------
                                                                      4,039,890
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS - 1.1%
  Fastenal Company                                         12,000       485,040
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES - 1.6%
  SBA Communications Corporation - Class A (a)             20,000       676,800
                                                                    -----------

TOTAL COMMON STOCKS
    (Cost $32,582,839)                                               41,013,768
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.1%                              SHARES         VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.1%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                   23,567      $ 23,567
  Federated Government Obligations Fund -
    Institutional Shares                                1,268,566     1,268,566
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,292,133)                                                 1,292,133
                                                                    -----------

  TOTAL INVESTMENTS - 100.6%
    (Cost $33,874,972)                                               42,305,901

  Liabilities in Excess of Other Assets - (0.6)%                       (233,202)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $42,072,699
                                                                    ===========

ADR  American Depository Receipt.
(a)  Non-income producing security.
(b)  U.S. dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS - 93.2%                                      SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.4%
  Hexcel Corporation (a)                                    8,250     $ 200,310
  Ladish Co., Inc. (a)                                      3,950       170,601
                                                                    -----------
                                                                        370,911
                                                                    -----------
AUTO COMPONENTS - 2.6%
  Drew Industries Incorporated (a)                          2,900        79,460
  LKQ Corporation (a)                                       5,000       105,100
  Tenneco Inc. (a)                                          3,700        96,459
                                                                    -----------
                                                                        281,019
                                                                    -----------
AUTOMOBILES - 0.9%
  Thor Industries, Inc.                                     2,650       100,727
                                                                    -----------

BIOTECHNOLOGY - 1.2%
  Kendle International Inc. (a)                             2,750       134,530
                                                                    -----------

CAPITAL MARKETS - 3.7%
  FCStone Group Inc. (a)                                    3,300       151,899
  GFI Group Inc. (a)                                        1,350       129,222
  Penson Worldwide, Inc. (a)                                8,350       119,822
                                                                    -----------
                                                                        400,943
                                                                    -----------
CHEMICALS - 0.9%
  Hercules Incorporated                                     5,250       101,588
                                                                    -----------

COMMERCIAL BANKS - 2.5%
  First State Bancorporation                                5,400        75,060
  Glacier Bancorp, Inc.                                     4,600        86,204
  UCBH Holdings, Inc.                                       7,500       106,200
                                                                    -----------
                                                                        267,464
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 6.2%
  Airgas, Inc.                                              2,650       138,091
  Coinstar, Inc. (a)                                        3,950       111,193
  Diamond Management & Technology Consultants, Inc. -
    Class A                                                11,100        80,697
  The Geo Group Inc. (a)                                    4,300       120,400
  Knoll, Inc.                                               6,100       100,223
  Waste Connections, Inc. (a)                               3,900       120,510
                                                                    -----------
                                                                        671,114
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 1.4%
  Arris Group Inc. (a)                                      9,500        94,810
  Powerwave Technologies, Inc. (a)                         13,800        55,614
                                                                    -----------
                                                                        150,424
                                                                    -----------
COMPUTERS & PERIPHERALS - 0.9%
  Brocade Communications Systems, Inc. (a)                 13,350        97,989
                                                                    -----------

CONSTRUCTION & ENGINEERING - 0.4%
  MasTec, Inc. (a)                                          4,750        48,308
                                                                    -----------

CONSUMER FINANCE - 0.8%
  MoneyGram International, Inc.                             5,350        82,230
                                                                    -----------

CONTAINERS & PACKAGING - 1.3%
  Silgan Holdings Inc.                                      2,650       137,641
                                                                    -----------

DISTRIBUTORS - 0.9%
  WESCO International, Inc. (a)                             2,350        93,154
                                                                    -----------


--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 2.1%
  Capella Education Company (a)                             2,550     $ 166,923
  K12 Inc. (a)                                              2,400        62,112
                                                                    -----------
                                                                        229,035
                                                                    -----------
DIVERSIFIED MANUFACTURING - 0.9%
  Raven Industries, Inc.                                    2,500        95,975
                                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.0%
  Axsys Technologies, Inc. (a)                              3,150       115,447
  MTS Systems Corporation                                   3,200       136,544
  Rofin-Sinar Technologies, Inc. (a)                        3,700       178,007
                                                                    -----------
                                                                        429,998
                                                                    -----------
ENERGY EQUIPMENT & SERVICES - 4.1%
  Core Laboratories N.V. (a) (b)                            1,550       193,316
  Dril-Quip, Inc. (a)                                       2,700       150,282
  Superior Well Services, Inc. (a)                          4,650        98,673
                                                                    -----------
                                                                        442,271
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
  Haemonetics Corporation (a)                               1,550        97,681
  Inverness Medical Innovations, Inc. (a)                   2,650       148,877
  Meridian Bioscience, Inc.                                 6,050       181,984
  Symmetry Medical Inc. (a)                                 6,800       118,524
  Wright Medical Group, Inc. (a)                            4,400       128,348
                                                                    -----------
                                                                        675,414
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES - 6.0%
  inVentiv Health Inc. (a)                                  4,800       148,608
  MWI Veterinary Supply, Inc. (a)                           3,350       134,000
  PAREXEL International Corporation (a)                     3,450       166,635
  PSS World Medical, Inc. (a)                               5,700       111,549
  The TriZetto Group, Inc. (a)                              4,900        85,113
                                                                    -----------
                                                                        645,905
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 2.4%
  Great Wolf Resorts, Inc. (a)                              7,850        77,009
  IHOP Corp.                                                2,350        85,963
  LIFE TIME FITNESS, Inc. (a)                               1,850        91,908
                                                                    -----------
                                                                        254,880
                                                                    -----------
HOUSEHOLD DURABLES - 2.4%
  Jarden Corporation (a)                                    3,000        70,830
  Tempur-Pedic International Inc.                           3,800        98,686
  Universal Electronics Inc. (a)                            2,750        91,960
                                                                    -----------
                                                                        261,476
                                                                    -----------
INFORMATION TECHNOLOGY SERVICES - 0.5%
  Ness Technologies Inc. (a)                                5,550        51,227
                                                                    -----------

INSURANCE - 2.0%
  Argo Group International Holdings, Ltd. (a) (b)           2,074        87,378
  Max Capital Group Ltd. (b)                                4,600       128,754
                                                                    -----------
                                                                        216,132
                                                                    -----------
MACHINERY - 6.0%
  CIRCOR International, Inc.                                2,750       127,490
  CLARCOR Inc.                                              4,000       151,880
  Franklin Electric Co., Inc.                               2,050        78,453
  Kaydon Corporation                                        2,550       139,077
  Nordson Corporation                                       2,600       150,696
                                                                    -----------
                                                                        647,596
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
COMMON STOCKS                                              SHARES         VALUE
--------------------------------------------------------------------------------
MARINE - 3.6%
  Kirby Corporation (a)                                     3,700     $ 171,976
  Quintana Maritime Ltd. (b)                                9,350       214,863
                                                                    -----------
                                                                        386,839
                                                                    -----------
METALS & MINING - 0.7%
  Haynes International, Inc. (a)                            1,050        72,975
                                                                    -----------

MULTILINE RETAIL - 0.7%
  Conn's, Inc. (a)                                          4,650        79,561
                                                                    -----------

OIL & GAS DRILLING - 1.6%
  Atwood Oceanics, Inc. (a)                                 1,700       170,408
                                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 4.8%
  Cabot Oil & Gas Corporation                               3,700       149,369
  Carrizo Oil & Gas, Inc. (a)                               2,050       112,237
  Parallel Petroleum Corporation (a)                        6,450       113,714
  PetroQuest Energy, Inc. (a)                               9,600       137,280
                                                                    -----------
                                                                        512,600
                                                                    -----------
PHARMACEUTICALS - 2.2%
  American Oriental Bioengineering, Inc. (a)                7,450        82,546
  Bentley Pharmaceuticals, Inc. (a)                        10,150       153,163
                                                                    -----------
                                                                        235,709
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS - 1.3%
  Potlatch Corporation                                      3,078       136,786
                                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.8%
  RF Micro Devices, Inc. (a)                               15,630        89,247
                                                                    -----------

SOFTWARE - 7.2%
  Blackbaud, Inc.                                           3,150        88,326
  Blackboard Inc. (a)                                       1,300        52,325
  i2 Technologies, Inc. (a)                                 6,400        80,640
  Lawson Software, Inc. (a)                                11,950       122,368
  Nuance Communications, Inc. (a)                          10,400       194,272
  TIBCO Software Inc. (a)                                  16,100       129,927
  Wind River Systems, Inc. (a)                             12,600       112,518
                                                                    -----------
                                                                        780,376
                                                                    -----------
SPECIALTY RETAIL - 2.4%
  Build-A-Bear Workshop, Inc. (a)                           6,300        87,885
  Jos. A. Bank Clothiers, Inc. (a)                          3,450        98,152
  Tractor Supply Company (a)                                1,900        68,286
                                                                    -----------
                                                                        254,323
                                                                    -----------
THRIFTS & MORTGAGE FINANCE - 0.6%
  City Bank                                                 2,750        61,655
                                                                    -----------

TRADING COMPANIES & DISTRIBUTORS - 2.5%
  Anixter International, Inc. (a)                           1,450        90,291
  UAP Holding Corp.                                         4,750       183,350
                                                                    -----------
                                                                        273,641
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
  SBA Communications Corporation - Class A (a)              3,300       111,672
                                                                    -----------

TOTAL COMMON STOCKS
    (Cost $8,997,825)                                                10,053,743
                                                                    -----------


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 7.0%                              SHARES         VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 7.0%
  The AIM STIT-Treasury Portfolio - Institutional Shares  123,450     $ 123,450
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                  317,168       317,168
  Federated Government Obligations Fund -
    Institutional Shares                                  313,006       313,006
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $753,624)                                                     753,624
                                                                    -----------

  TOTAL INVESTMENTS - 100.2%
    (Cost $9,751,449)                                                10,807,367

  Liabilities in Excess of Other Assets - (0.2)%                        (16,916)
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $10,790,451
                                                                    ===========

(a) Non-income producing security.
(b) U.S. dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS - 65.2%                                              AMOUNT         VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.9%
  Raytheon Company
    5.50%, 11/15/2012                                   $ 100,000     $ 104,230
  United Technologies Corporation
    6.35%, 03/01/2011                                     150,000       159,833
                                                                    -----------
                                                                        264,063
                                                                    -----------
BUILDING PRODUCTS - 1.1%
  Masco Corporation
    5.75%, 10/15/2008                                     100,000       100,615
                                                                    -----------

CHEMICALS - 2.7%
  The Lubrizol Corporation
    5.50%, 10/01/2014                                     250,000       248,550
                                                                    -----------

COMMERCIAL BANKS - 2.4%
  Landesbank Baden-Wuerttemberg (a)
    6.35%, 04/01/2012                                      45,000        49,140
  Northern Trust Company
    7.10%, 08/01/2009                                     168,000       174,742
                                                                    -----------
                                                                        223,882
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 4.0%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                                     100,000       102,599
  Motorola, Inc.
    7.625%, 11/15/2010                                    250,000       267,955
                                                                    -----------
                                                                        370,554
                                                                    -----------
CONSUMER FINANCE - 2.2%
  Western Union Company
    5.93%, 10/01/2016                                     200,000       199,911
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 3.4%
  AXA Financial, Inc.
    7.75%, 08/01/2010                                      25,000        26,862
  CIT Group Inc.:
    6.875%, 11/01/2009                                    150,000       151,117
    4.75%, 12/15/2010                                      30,000        28,475
  Textron Financial Corporation
    6.00%, 11/20/2009                                     100,000       104,142
                                                                    -----------
                                                                        310,596
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
  BellSouth Corporation
    6.00%, 10/15/2011                                     100,000       103,662
  Verizon Global Funding Corp.:
    7.25%, 12/01/2010                                      10,000        10,726
    7.375%, 09/01/2012                                    150,000       165,781
                                                                    -----------
                                                                        280,169
                                                                    -----------
ELECTRICAL EQUIPMENT - 0.5%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                                      40,000        44,253
                                                                    -----------

ENERGY EQUIPMENT & SERVICES - 1.5%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                                     100,000       101,291
  Halliburton Company
    5.50%, 10/15/2010                                      40,000        41,144
                                                                    -----------
                                                                        142,435
                                                                    -----------
FOOD PRODUCTS - 2.1%
  The Hershey Company
    4.85%, 08/15/2015                                     200,000       193,827
                                                                    -----------


--------------------------------------------------------------------------------
CORPORATE                                               PRINCIPAL
BONDS                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 3.9%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                                  $ 100,000     $ 103,550
  The Procter & Gamble Company
    8.00%, 09/01/2024
      Putable 09/01/2014                                  200,000       254,544
                                                                    -----------
                                                                        358,094
                                                                    -----------
INDUSTRIAL AUTOMATION - 1.8%
  Rockwell Automation, Inc.
    6.15%, 01/15/2008                                     170,000       170,073
                                                                    -----------

INVESTMENT BANK & BROKERAGE - 5.7%
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                                      45,000        47,481
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                                      30,000        29,734
    5.125%, 01/15/2015                                    200,000       196,756
  Lehman Brothers Holdings, Inc.
    7.00%, 02/01/2008                                     250,000       250,173
                                                                    -----------
                                                                        524,144
                                                                    -----------
MACHINERY - 1.1%
  Dover Corporation
    6.50%, 02/15/2011                                     100,000       105,275
                                                                    -----------

MEDIA - 1.7%
  The Walt Disney Company
    6.375%, 03/01/2012                                    150,000       159,408
                                                                    -----------

METALS & MINING - 1.7%
  Alcoa Inc.
    6.00%, 01/15/2012                                     150,000       155,827
                                                                    -----------

MULTILINE RETAIL - 3.4%
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                                     200,000       213,542
  Target Corporation
    6.35%, 01/15/2011                                     100,000       104,831
                                                                    -----------
                                                                        318,373
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 13.2%
  Amerada Hess Corporation
    6.65%, 08/15/2011                                     100,000       105,628
  Apache Corporation
    6.25%, 04/15/2012                                     100,000       106,237
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                     100,000       105,910
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                     100,000       106,302
  Noble Energy, Inc.
    5.25%, 04/15/2014                                     200,000       200,258
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                                     100,000       108,271
  ONEOK, Inc.
    5.20%, 06/15/2015                                      40,000        38,543
  USX Corporation
    9.125%, 01/15/2013                                    200,000       237,470
  XTO Energy, Inc.
    6.25%, 04/15/2013                                     200,000       209,438
                                                                    -----------
                                                                      1,218,057
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                        SHARES OR
CORPORATE                                               PRINCIPAL
BONDS                                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
REAL ESTATE - 0.8%
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                                    $ 20,000      $ 20,376
  Health Care REIT, Inc.
    8.00%, 09/12/2012                                      50,000        53,283
                                                                    -----------
                                                                         73,659
                                                                    -----------
RESTAURANTS - 1.1%
  McDonald's Corporation
    6.00%, 04/15/2011                                     100,000       105,782
                                                                    -----------

ROAD & RAIL - 1.6%
  Burlington Northern Santa Fe Corporation:
    6.125%, 03/15/2009                                     40,000        40,539
    6.75%, 07/15/2011                                     100,000       105,716
                                                                    -----------
                                                                        146,255
                                                                    -----------
SOFTWARE - 1.1%
  Oracle Corporation
    5.25%, 01/15/2016                                     100,000        99,966
                                                                    -----------

SPECIALTY RETAIL - 2.3%
  The Home Depot, Inc.
    4.625%, 08/15/2010                                    100,000        99,393
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                                     100,000       109,315
                                                                    -----------
                                                                        208,708
                                                                    -----------

TOTAL CORPORATE BONDS
    (Cost $5,982,619)                                                 6,022,476
                                                                    -----------

--------------------------------------------------------------------------------
MUNICIPAL BONDS - 5.3%
--------------------------------------------------------------------------------
  Fiscal Year 2005 Securitization Corp. NY
    3.40%, 08/15/2008                                     115,000       114,665
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                                     330,000       378,999
                                                                    -----------

TOTAL MUNICIPAL BONDS
    (Cost $490,834)                                                     493,664
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCKS - 3.5%
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 3.5%
  The Goldman Sachs Group, Inc.
    Callable 10/31/2010                                    10,000       228,900
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                                     4,500        92,700
                                                                    -----------

TOTAL PREFERRED STOCKS
    (Cost $362,140)                                                     321,600
                                                                    -----------

--------------------------------------------------------------------------------
                                                        SHARES OR
U.S. GOVERNMENT &                                       PRINCIPAL
AGENCY ISSUES - 22.2%                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
FANNIE MAE - 3.3%
  5.30%, 05/07/2012
     Callable 11/07/2008                                $ 100,000     $ 101,205
  5.50%, 05/29/2012
     Callable 05/29/2008                                  100,000       100,432
  5.50%, 03/26/2014
     Callable 03/26/2008                                  100,000       100,320
                                                                    -----------
                                                                        301,957
                                                                    -----------
FEDERAL HOME LOAN BANK - 4.0%
  4.625%, 10/10/2012                                      150,000       154,549
  5.50%, 08/13/2014                                       200,000       215,866
                                                                    -----------
                                                                        370,415
                                                                    -----------
FREDDIE MAC - 2.2%
  5.40%, 03/02/2012
     Callable 09/02/2008                                  100,000       101,026
  5.60%, 10/17/2013
     Callable 10/17/2008                                  100,000       100,934
                                                                    -----------
                                                                        201,960
                                                                    -----------
U.S. TREASURY INFLATION INDEXED BOND - 2.5%
  1.625%, 01/15/2015                                      229,769       230,757
                                                                    -----------

U.S. TREASURY NOTES - 10.2%
  4.25%, 09/30/2012                                       200,000       207,078
  4.25%, 11/15/2014                                       200,000       206,391
  4.25%, 08/15/2015                                       200,000       205,344
  5.125%, 05/15/2016                                      300,000       324,797
                                                                    -----------
                                                                        943,610
                                                                    -----------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $1,972,105)                                                 2,048,699
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.5%
--------------------------------------------------------------------------------
MONEY MARKET FUND - 1.5%
  Federated Government Obligations Fund -
    Institutional Shares                                  136,169       136,169
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $136,169)                                                     136,169
                                                                    -----------

  TOTAL INVESTMENTS - 97.7%
    (Cost $8,943,867)                                                 9,022,608

  Other Assets in Excess of Liabilities - 2.3%                          210,003
                                                                    -----------

  TOTAL NET ASSETS - 100.0%                                         $ 9,232,611
                                                                    ===========


(a) U.S. dollar-denominated foreign security.



   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                           LKCM          LKCM
                                                                               LKCM          LKCM         AQUINAS       AQUINAS
                                                                              AQUINAS       AQUINAS        SMALL         FIXED
                                                                            VALUE FUND    GROWTH FUND    CAP FUND     INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................................    $37,658,030    $42,305,901   $10,807,367   $ 9,022,608
Dividends and interest receivable......................................         25,971         29,630         8,964       143,989
Receivable from Adviser................................................             --             --            --        11,572
Receivable for fund shares sold........................................         21,789         61,359         2,455        66,491
Other assets...........................................................          9,049         10,179        11,659         8,030
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     37,714,839     42,407,069    10,830,445     9,252,690
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investments purchased......................................             --             --            --           252
Payable for investment advisory fees...................................         85,267         98,389        10,368            --
Payable for fund shares redeemed.......................................        111,546        121,457           261            --
Distribution expense payable...........................................         58,311         84,162        15,534            --
Accrued expenses and other liabilities.................................         24,004         30,362        13,831        19,827
                                                                           -----------    -----------   -----------   -----------
  Total liabilities....................................................        279,128        334,370        39,994        20,079
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $37,435,711    $42,072,699   $10,790,451   $ 9,232,611
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $29,740,843    $33,652,116   $ 9,851,582   $ 9,453,913
Undistributed net investment income....................................          2,017             --           --          3,685
Accumulated net realized loss on securities............................       (233,061)       (10,346)     (117,049)     (303,728)
Net unrealized appreciation on investments.............................      7,925,912      8,430,929     1,055,918        78,741
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $37,435,711    $42,072,699   $10,790,451   $ 9,232,611
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $37,435,711    $42,072,699   $10,790,451   $ 9,232,611
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized).........................................................       2,863,961      2,569,276     1,668,487       935,942
Net asset value per share
  (offering and redemption price)......................................    $     13.07    $     16.38   $      6.47   $      9.86
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $29,732,118    $33,874,972   $ 9,751,449   $ 8,943,867
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                           LKCM          LKCM
                                                                               LKCM          LKCM         AQUINAS       AQUINAS
                                                                              AQUINAS       AQUINAS        SMALL         FIXED
                                                                            VALUE FUND    GROWTH FUND    CAP FUND     INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *...........................................................     $   778,906    $   511,576    $   83,771     $  30,133
Interest..............................................................          49,793         83,108        25,769       691,764
Other..................................................................             --        187,875**          --            --
                                                                           -----------    -----------    ----------    ----------
  Total income........................................................         828,699        782,559       109,540       721,897
                                                                           -----------    -----------    ----------    ----------

EXPENSES:
Investment advisory fees .............................................         347,506        461,394       109,236        88,271
Distribution expense .................................................          96,529        128,165        27,309            --
Accounting and transfer agent fees and expenses.......................          53,440         61,812        40,083        65,180
Administrative fees...................................................          30,874         41,013        20,875        25,235
Federal and state registration........................................          18,350         20,617        19,120        17,995
Professional fees.....................................................           8,928         12,163         2,551         3,967
Custody fees and expenses..............................................          5,932          6,431         9,788         4,886
Reports to shareholders...............................................           5,932          9,055         1,678         2,973
Trustees' fees........................................................           3,416          5,073           880         2,435
Other ................................................................           5,263          7,138         6,773         3,586
                                                                           -----------    -----------    ----------    ----------
  Total expenses......................................................         576,170        752,861       238,293       214,528
  Less, expense waiver and/or .........................................
    reimbursement......................................................             --             --       (74,439)      (96,833)
                                                                           -----------    -----------    ----------    ----------
  Net expenses........................................................         576,170        752,861       163,854       117,695
                                                                           -----------    -----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)..........................................         252,529         29,698       (54,314)      604,202
                                                                           -----------    -----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...............................       3,502,096      2,019,728       226,452      (181,963)
Net change in unrealized appreciation/depreciation on investments.....        (691,756)     4,015,716      (168,614)      385,037
                                                                           -----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS......................................................       2,810,340      6,035,444        57,838       203,074
                                                                           -----------    -----------    ----------    ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...........................................     $ 3,062,869    $ 6,065,142    $    3,524    $  807,276
                                                                           ===========    ===========    ==========    ==========

* Net of foreign taxes withheld.......................................     $       217    $     3,549    $       --    $       --
                                                                           ===========    ===========    ==========    ==========

** Reimbursement by prior sub-adviser for certain IPO trades.

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND
                                                                           ---------------------------  ---------------------------
                                                                            Year Ended     Year Ended    Year Ended    Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2007           2006          2007           2006
                                                                           -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income (loss)...........................................    $   252,529    $   182,921   $    29,698   $  (238,177)
Net realized gain on investments ......................................      3,502,096      3,698,983     2,019,728       585,630
Net change in unrealized appreciation/depreciation on investments......       (691,756)     2,237,358     4,015,716      (960,702)
                                                                           -----------    -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from operations..........................................      3,062,869      6,119,262     6,065,142      (613,249)
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income..................................................       (250,508)      (301,160)      (20,003)           --
Net realized gain on investments.......................................     (4,185,220)    (1,251,226)   (2,517,833)     (481,852)
                                                                           -----------    -----------   -----------   -----------
                                                                            (4,435,728)    (1,552,386)   (2,537,836)     (481,852)
                                                                           -----------    -----------   -----------   -----------

NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C).....................................     (1,017,203)    (7,430,832)  (20,451,459)  (14,514,040)
                                                                           -----------    -----------   -----------   -----------

Total decrease in net assets...........................................     (2,390,062)    (2,863,956)  (16,924,153)  (15,609,141)

NET ASSETS:
Beginning of period....................................................     39,825,773     42,689,729    58,996,852    74,605,993
                                                                           -----------    -----------   -----------   -----------
End of period *........................................................    $37,435,711    $39,825,773   $42,072,699   $58,996,852
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:................................................    $     2,017    $        --   $        --   $        --
                                                                           ===========    ===========   ===========   ===========

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                 SMALL CAP FUND               FIXED INCOME FUND
                                                                           ---------------------------  ---------------------------
                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2007           2006          2007           2006
                                                                           -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income (loss)...........................................    $   (54,314)   $   (63,963)  $   604,202   $ 1,599,388
Net realized gain (loss) on investments ...............................        226,452      1,101,782      (181,963)      (63,963)
Net change in unrealized appreciation/depreciation
  on investments.......................................................       (168,614)        66,752       385,037       (24,857)
                                                                           -----------    -----------   -----------   -----------

  Net increase in net assets
    resulting from operations..........................................          3,524      1,104,571       807,276     1,510,568
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income..................................................             --             --       (601,189)   (1,621,812)
Net realized gain on investments.......................................       (190,372)            --             --            --
                                                                           -----------    -----------   -----------   -----------
                                                                              (190,372)            --       (601,189)   (1,621,812)
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C)................................         20,453      2,788,192   (30,591,741)   (3,052,240)
                                                                           -----------    -----------   -----------   -----------

Total increase (decrease) in net assets................................       (166,395)     3,892,763   (30,385,654)   (3,163,484)

NET ASSETS:
Beginning of period....................................................     10,956,846      7,064,083    39,618,265    42,781,749
                                                                           -----------    -----------   -----------   -----------
End of period *........................................................    $10,790,451    $10,956,846   $ 9,232,611   $39,618,265
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:................................................    $        --    $        --   $     3,685   $     1,156
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                               LKCM AQUINAS VALUE FUND
                                                          ---------------------------------------------------------------------
                                                             Year         Year           Year           Year          Year
                                                             Ended        Ended          Ended          Ended         Ended
                                                          December 31,   December 31,  December 31,  December 31,  December 31,
                                                              2007          2006         2005(1)          2004         2003
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $  13.71      $  12.24      $  11.77       $  10.17      $   7.95
                                                            --------      --------      --------       --------      --------
Net investment income ..................................        0.10          0.07          0.04           0.02          0.03
Net realized and unrealized gain on investments.........        1.01          1.95          0.44           1.60          2.22
                                                            --------      --------      --------       --------      --------
    Total from investment operations....................        1.11          2.02          0.48           1.62          2.25
                                                            --------      --------      --------       --------      --------
Dividends from net investment income....................       (0.10)        (0.11)        (0.01)         (0.02)        (0.03)
Distributions from net realized gains...................       (1.65)        (0.44)           --             --            --
                                                            --------      --------      --------       --------      --------
    Total dividends and distributions...................       (1.75)        (0.55)        (0.01)         (0.02)        (0.03)
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - END OF PERIOD.........................    $  13.07      $  13.71      $  12.24       $  11.77      $  10.17
                                                            ========      ========      ========       ========      ========
TOTAL RETURN............................................       8.05%        16.51%         4.13%         15.93%        28.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $ 37,436      $ 39,826      $ 42,690       $ 42,765      $ 40,470
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement............       1.49%         1.49%         1.55%          1.57%         1.59%
  After expense waiver and/or reimbursement.............       1.49%         1.49%         1.52%(2)       1.53%         1.50%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement............       0.65%         0.44%         0.34%          0.17%         0.21%
  After expense waiver and/or reimbursement.............       0.65%         0.44%         0.37%          0.21%         0.30%
Portfolio turnover rate.................................         62%           47%           71%            61%           70%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment
     Advisers, Inc. to Luther King Capital Management Corporation.

(2) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                 LKCM AQUINAS GROWTH FUND
                                                          ---------------------------------------------------------------------
                                                             Year         Year           Year           Year          Year
                                                             Ended        Ended          Ended          Ended         Ended
                                                          December 31,   December 31,  December 31,  December 31,  December 31,
                                                              2007          2006         2005(1)         2004          2003
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $  15.45      $  15.61      $  14.67       $  13.58      $  11.26
                                                            --------      --------      --------       --------      --------
Net investment income (loss)............................        0.01         (0.06)(2)      0.03          (0.07)        (0.08)
Net realized and unrealized gain on investments.........        1.97          0.03          1.31           1.16          2.40
                                                            --------      --------      --------       --------      --------
    Total from investment operations....................        1.98         (0.03)         1.34           1.09          2.32
                                                            --------      --------      --------       --------      --------
Dividends from net investment income....................       (0.01)           --         (0.03)            --            --
Distributions from net realized gains...................       (1.04)        (0.13)        (0.37)            --            --
                                                            --------      --------      --------       --------      --------
    Total dividends and distributions...................       (1.05)        (0.13)        (0.40)            --            --
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - END OF PERIOD.........................    $  16.38      $  15.45      $  15.61       $  14.67      $  13.58
                                                            ========      ========      ========       ========      ========
TOTAL RETURN............................................      12.75%        (0.22)%        9.15%          8.03%        20.60%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $ 42,073      $ 58,997      $ 74,606       $ 58,434      $ 57,818
Ratio of expenses to average net assets:................
  Before expense waiver and/or reimbursement............       1.47%         1.46%         1.51%          1.55%         1.58%
  After expense waiver and/or reimbursement.............       1.47%         1.46%         1.51%(3)       1.53%         1.50%
Ratio of net investment income (loss) to average
     net assets:........................................
  Before expense waiver and/or reimbursement............       0.06%        (0.36)%        0.25%         (0.50)%       (0.70)%
  After expense waiver and/or reimbursement.............       0.06%        (0.36)%        0.25%         (0.48)%       (0.62)%
Portfolio turnover rate.................................         40%           73%          114%           196%          105%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth
     Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas
     Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment income loss prior to considerations of adjustments for permanent book and tax differences.

(3) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                              LKCM AQUINAS SMALL CAP FUND
                                                          ---------------------------------------------------------------------
                                                             Year         Year           Year           Year          Year
                                                             Ended        Ended          Ended          Ended         Ended
                                                          December 31,   December 31,  December 31,  December 31,  December 31,
                                                              2007          2006         2005(1)         2004          2003
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $   6.58      $   5.82      $   5.66       $   5.50      $   4.21
                                                            --------      --------      --------       --------      --------
Net investment loss.....................................       (0.03)(2)     (0.04)(2)     (0.07)(2)      (0.09)        (0.08)
Net realized and unrealized gain on investments.........        0.04          0.80          0.23           0.25          1.37
                                                            --------      --------      --------       --------      --------
  Total from investment operations......................        0.01          0.76          0.16           0.16          1.29
                                                            --------      --------      --------       --------      --------
Distributions from net realized gains...................       (0.12)           --            --             --            --
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - END OF PERIOD.........................    $   6.47      $   6.58      $   5.82       $   5.66      $   5.50
                                                            ========      ========      ========       ========      ========
TOTAL RETURN............................................       0.08%        13.06%         2.83%          2.91%        30.64%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $ 10,790      $ 10,957      $  7,064       $  7,575      $  7,283
Ratio of expenses to average net assets:................
  Before expense waiver and/or reimbursement............       2.18%         2.32%         2.65%          2.76%         2.99%
  After expense waiver and/or reimbursement.............       1.50%         1.50%         1.73%(3)       1.95%         1.95%
Ratio of net investment loss to average net assets:.....
  Before expense waiver and/or reimbursement............      (1.18)%       (1.53)%       (2.09)%        (2.62)%       (2.74)%
  After expense waiver and/or reimbursement.............      (0.50)%       (0.71)%       (1.17)%        (1.81)%       (1.70)%
Portfolio turnover rate.................................         66%           91%          148%           260%         161%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas
     Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11,
     2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of
     1.50% effective July 11, 2005.

                                                                             LKCM AQUINAS FIXED INCOME FUND
                                                          ---------------------------------------------------------------------
                                                             Year         Year           Year           Year          Year
                                                             Ended        Ended          Ended          Ended         Ended
                                                          December 31,   December 31,  December 31,  December 31,  December 31,
                                                              2007          2006         2005(1)         2004          2003
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $   9.81      $   9.84      $  10.06       $  10.16      $  10.23
                                                            --------      --------      --------       --------      --------
Net investment income ..................................        0.42(2)       0.40          0.37           0.34          0.35
Net realized and unrealized gain (loss) on investments..        0.15         (0.03)        (0.19)          0.09          0.14
                                                            --------      --------      --------       --------      --------
  Total from investment operations......................        0.57          0.37          0.18           0.43          0.49
                                                            --------      --------      --------       --------      --------
Dividends from net investment income....................       (0.52)        (0.40)        (0.36)         (0.38)        (0.40)
Distributions from net realized gains...................          --            --         (0.04)         (0.15)        (0.16)
                                                            --------      --------      --------       --------      --------
  Total dividends and distributions.....................       (0.52)        (0.40)        (0.40)         (0.53)        (0.56)
                                                            --------      --------      --------       --------      --------
NET ASSET VALUE - END OF PERIOD.........................    $   9.86      $   9.81      $   9.84       $  10.06      $  10.16
                                                            ========      ========      ========       ========      ========
TOTAL RETURN............................................       5.95%         3.82%         1.75%          4.35%         4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $  9,233      $ 39,618      $ 42,782       $ 46,116      $ 44,760
Ratio of expenses to average net assets:................
  Before expense waiver and/or reimbursement............       1.46%         0.99%         1.11%          1.19%         1.20%
  After expense waiver and/or reimbursement.............       0.80%         0.80%         0.93%(3)       1.02%         1.00%
Ratio of net investment income to average net assets:...
  Before expense waiver and/or reimbursement............       4.11%         3.73%         3.34%          3.20%         3.23%
  After expense waiver and/or reimbursement.............       3.45%         3.92%         3.52%          3.37%         3.43%
Portfolio turnover rate.................................         18%           24%          152%           147%          276%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas
     Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on
     July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment income per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of
     0.80% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2007, reclassifications were recorded as follows.

                                       LKCM         LKCM         LKCM        LKCM
                                      AQUINAS      AQUINAS      AQUINAS     AQUINAS
                                      VALUE        GROWTH      SMALL CAP     FIXED
                                       FUND         FUND         FUND     INCOME FUND
Undistributed net investment income    $ (4)      $ (9,695)  $  54,314       $(484)
Accumulated gain (loss)                   4        127,251      66,603         484
Paid in capital                          --       (117,556)   (120,917)         --

9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2007, the Adviser waived and/or reimbursed the following expenses:

                                       LKCM         LKCM         LKCM        LKCM
                                      AQUINAS      AQUINAS      AQUINAS     AQUINAS
                                      VALUE        GROWTH      SMALL CAP     FIXED
                                       FUND         FUND         FUND     INCOME FUND
Annual Advisory Rate                   0.90%        0.90%        1.00%        0.60%
Annual Cap on Expenses                 1.50%        1.50%        1.50%        0.80%
Expenses Waived and/or Reimbursed        --           --       $74,439      $96,833

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2007, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $96,529, $128,165 and $27,309, respectively.

C. FUND SHARES: At December 31, 2007, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       458,237   $  6,662,878                         375,160   $  4,862,046
Shares issued to shareholders in
   reinvestment of distributions                  328,011      4,296,941                         105,201      1,451,764
Shares redeemed                                  (826,557)   (11,977,038)                     (1,064,115)   (13,744,733)
Redemption fee                                                        16                                             91
                                               ----------   ------------                      ----------   ------------
Net decrease                                      (40,309)  $ (1,017,203)                       (583,754)  $ (7,430,832)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             2,904,270                                      3,488,024
                                               ----------                                     ----------
End of period                                   2,863,961                                      2,904,270
                                               ==========                                     ==========

AQUINAS GROWTH FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       266,840   $  4,380,727                         448,866   $  6,886,276
Shares issued to shareholders in
   reinvestment of distributions                  151,294      2,500,879                          29,487        457,930
Shares redeemed                                (1,666,606)   (27,333,099)                     (1,439,660)   (21,858,281)
Redemption fee                                                        34                                             35
                                               ----------   ------------                      ----------   ------------
Net decrease                                   (1,248,472)  $(20,451,459)                       (961,307)  $(14,514,040)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             3,817,748                                      4,779,055
                                               ----------                                     ----------
End of period                                   2,569,276                                      3,817,748
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       222,038   $  1,529,702                         939,257   $  5,819,888
Shares issued to shareholders in
   reinvestment of distributions                   26,610        173,229                              --             --
Shares redeemed                                  (246,359)    (1,682,478)                       (486,054)    (3,032,129)
Redemption fee                                                        --                                            433
                                               ----------   ------------                      ----------   ------------
Net increase                                        2,289   $     20,453                         453,203   $  2,788,192
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             1,666,198                                      1,212,995
                                               ----------                                     ----------
End of period                                   1,668,487                                      1,666,198
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2007                              DECEMBER 31, 2006
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       210,406   $  2,073,336                         361,202   $  3,540,812
Shares issued to shareholders in
   reinvestment of distributions                   55,972        546,329                         161,725      1,575,846
Shares redeemed                                (3,367,449)   (33,212,629)                       (831,556)    (8,170,167)
Redemption fee                                                     1,223                                          1,269
                                               ----------   ------------                       ---------   ------------
Net decrease                                   (3,101,071)  $(30,591,741)                       (308,629)  $ (3,052,240)
                                                            ============                                   ============

SHARES OUTSTANDING:
Beginning of period                             4,037,013                                      4,345,642
                                               ----------                                     ----------
End of period                                     935,942                                      4,037,013
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2007, one or more foundations, or entities, own or is trustee for greater than 20% of the shares outstanding for each of the Funds.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2007 were as follows:

                                                        PURCHASES                                       SALES
                                                   U.S.                                          U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               -----------    --------                        ----------    -----------
LKCM Aquinas Value Fund                        $     ____    $23,306,541                      $     ____    $29,749,416
LKCM Aquinas Growth Fund                             ____     19,673,234                            ____     43,724,448
LKCM Aquinas Small Cap Fund                          ____      6,828,885                            ____      7,319,200
LKCM Aquinas Fixed Income Fund                  1,870,752        751,558                       6,782,506     23,985,770

E. TAX INFORMATION: At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                               LKCM                LKCM
                                                      LKCM                 LKCM               AQUINAS             AQUINAS
                                                    AQUINAS               AQUINAS           SMALL CAP           FIXED INCOME
                                                   VALUE FUND           GROWTH FUND            FUND                 FUND
Cost of Investments                             $  29,737,967          $33,874,972          $9,753,379         $  8,943,069
                                                =============          ===========          ==========         ============
Gross Unrealized Appreciation                   $   8,747,572          $ 8,615,491          $1,783,037         $    155,417
Gross Unrealized Depreciation                        (827,509)            (184,562)           (729,049)             (75,878)
                                                -------------          -----------          ----------         ------------
Net Unrealized Appreciation                     $   7,920,063          $ 8,430,929          $1,053,988         $     79,539
                                                =============          ===========          ==========         ============
Undistributed Ordinary Income                   $       2,017          $        --          $       --         $      2,887
Undistributed Long-Term
  Capital Gain                                             --                   --                  --                   --
                                                -------------          -----------          ----------         ------------
Total Distributable Earnings                    $       2,017          $        --          $       --         $      2,887
                                                =============          ===========          ==========         ============
Other Accumulated
  Losses                                        $    (227,212)         $   (10,346)         $ (115,119)        $   (303,728)
                                                -------------          -----------          ----------         ------------
Total Accumulated
  Earnings (Losses)                             $   7,694,868          $ 8,420,583          $  938,869         $   (221,302)
                                                =============          ===========          ==========         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2007 the accumulated capital loss carryforwards were as follows:

                                                      LKCM
                                                     AQUINAS
                                                   FIXED INCOME
                                                      FUND
Expiring in 2014                                   $  117,865
Expiring in 2015                                      184,058
                                                   ----------
Total capital loss
  carryforwards                                    $  301,923
                                                   ==========

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2007, capital loss carryforwards of $152,193 were utilized by the LKCM Aquinas Small Cap Fund.

At December 31, 2007, the following Funds deferred, on a tax basis, post-October losses of:

        LKCM                LKCM                 LKCM                LKCM
       AQUINAS             AQUINAS              AQUINAS             AQUINAS
     VALUE FUND          GROWTH FUND        SMALL CAP FUND     FIXED INCOME FUND
     ----------          -----------        --------------     -----------------
      $227,212            $10,346              $115,119             $1,805

The tax components of dividends paid during the year ended December 31, 2007 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                              --------             -------------
LKCM Aquinas Value Fund                       $250,512               $4,185,216
LKCM Aquinas Growth Fund                        29,698                2,508,138
LKCM Aquinas Small Cap Fund                         --                  190,372
LKCM Aquinas Fixed Income Fund                 601,189                       --

The tax components of dividends paid during the year ended December 31, 2006 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                              --------             -------------
LKCM Aquinas Value Fund                     $  301,144               $1,251,242
LKCM Aquinas Growth Fund                       455,653                   26,199
LKCM Aquinas Small Cap Fund                         --                       --
LKCM Aquinas Fixed Income Fund               1,621,812                       --

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2007. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2007. At December 31, 2007, the tax years 2004 through 2007 remain open to examination in the Fund's major tax jurisdictions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments of LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, LKCM Aquinas Small Cap Fund, and LKCM Aquinas Fixed Income Fund, four of the portfolios constituting the LKCM Funds (collectively, the "Funds") as of December 31, 2007, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the four portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2007, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI
February 26, 2008

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2007

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2007 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                    Value                                 100.00%
                   Growth                                 100.00%
             Fixed Income                                   4.00%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                    Value                                 100.00%
                   Growth                                 100.00%
             Fixed Income                                   4.99%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                    Value                                   5.86%
                   Growth                                  10.84%
             Fixed Income                                 100.00%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2007.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                       TERM OF                              PORTFOLIOS
                                                       OFFICE &       PRINCIPAL             IN FUND
                                  POSITION(S)          LENGTH         OCCUPATION             COMPLEX             OTHER
NAME, ADDRESS                     HELD WITH            OF TIME        DURING PAST            OVERSEEN           DIRECTORSHIPS
AND AGE                           THE TRUST            SERVED1        FIVE YEARS            BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                    Chairman             Since 2005     President and CEO,         9             Non-Executive
301 Commerce Street               of the                              Texas Systems, LLC                       Chairman of the
Suite 1600                        Board of Trustees                   and CEO,                                 Board of AZZ
Fort Worth, TX 76102                                                  Texaslearningsystems                     Incorporated, a
Age: 65                           Trustee              Since 1994     LLC since 1999;                          manufacturing
                                                                      Dean, M.J. Neeley                        company.
                                                                      School of Business,
                                                                      Texas Christian
                                                                      University Business
                                                                      School from 1987 to
                                                                      2001.

------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.             Trustee              Since 1994     Consultant; formerly       9             Priests Pension Fund
301 Commerce Street                                                   Consultant for                           of the Catholic
Suite 1600                                                            NASDAQ Corp. and                         Diocese of Fort
Fort Worth, TX 76102                                                  Vice President,                          Worth, Lay Workers
Age: 87                                                               Merrill Lynch & Co.,                     Pension Fund of the
                                                                      Inc.                                     Catholic Diocese of
                                                                                                               Fort Worth, St.
                                                                                                               Joseph Health Care
                                                                                                               Trust, Catholic
                                                                                                               Schools Trust and
                                                                                                               Catholic Foundation
                                                                                                               of North Texas.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell                 Trustee              Since 2005     CPA, Consulting Services,  9             Red Robin Gourmet
301 Commerce Street                                                   since 2002; Audit Partner,               Burgers, Inc.
Suite 1600                                                            Arthur Andersen LLP from
Fort Worth, TX 76102                                                  1974-2002.
Age: 65


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2              Trustee, President   Since 1994     Chairman, President and    9             Employee Retirement
301 Commerce Street               and Chief Executive                 Director,                                Systems of Texas, 4K
Suite 1600                        Officer                             Luther King Capital                      Land & Cattle
Fort Worth, TX 76102                                                  Management Corporation                   Company, Hunt Forest
Age: 67                                                               since 1979.                              Products (lumber),
                                                                                                               Ruston Industrial
                                                                                                               Corp. (industry
                                                                                                               supply products),
                                                                                                               JLK Venture Corp
                                                                                                               (private equity),
                                                                                                               Southwestern
                                                                                                               Exposition &
                                                                                                               Livestock, Southwest
                                                                                                               JLK Corporation
                                                                                                               (management
                                                                                                               company), Texas
                                                                                                               Christian
                                                                                                               University, Texas
                                                                                                               Southwestern
                                                                                                               Cattleraisers
                                                                                                               Foundation, Tyler
                                                                                                               Technologies
                                                                                                               (information
                                                                                                               management company
                                                                                                               for government
                                                                                                               agencies), and
                                                                                                               Encore Energy
                                                                                                               Partners LP (oil and
                                                                                                               natural gas
                                                                                                               exploration).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because of his affiliation with the Adviser.

                                                                  TERM OF
                                                                  OFFICE &                                PRINCIPAL
                                  POSITION(S)                     LENGTH                                  OCCUPATION
NAME, ADDRESS                     HELD WITH                       OF TIME                                 DURING PAST
AND AGE                           THE TRUST                       SERVED                                  FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                   Since                            Chairman, President and Director,
301 Commerce Street               Chief Executive                 1994                             Luther King Capital Management
Suite 1600                        Officer                                                          Corporation since 1979.
Fort Worth, TX 76102
Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                  Since                            Principal, Luther King Capital
301 Commerce Street                                               1996                             Management since 1986,
Suite 1600                                                                                         Vice President and Portfolio
Fort Worth, TX 76102                                                                               Manager, Luther King Capital
Age: 57                                                                                            Management since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Richard Lenart                    Secretary and                   Since                            Luther King Capital Management
301 Commerce Street               Treasurer                       2006                             since 2005, Vice President,
Suite 1600                                                                                         Aquinas Funds (2001-2005).
Fort Worth, TX 76102
Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                  Since                            Principal, Luther King Capital
301 Commerce Street                                               2000                             Management since 2003,
Suite 1600                                                                                         Vice President and Portfolio
Fort Worth, TX 76102                                                                               Manager, Luther King Capital
Age: 42                                                                                            Management since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jacob D. Smith                    Chief Compliance                Since                            General Counsel and Chief
301 Commerce Street               Officer                         2006                             Compliance Officer, Luther King
Suite 1600                                                                                         Capital Management since 2006,
Fort Worth, TX 76102                                                                               Enforcement Attorney, U.S.
Age: 33                                                                                            Securities and Exchange
                                                                                                   Commission (2005-2006),
                                                                                                   Associate, Haynes and Boone,
                                                                                                   LLP (2001-2005).
------------------------------------------------------------------------------------------------------------------------------------

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President

   Paul W. Greenwell                    Jacob D. Smith
   Vice President                       Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


U.S. Bancorp Fund Services, LLC                                 ----------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table details the aggregate fees billed to the registrant by its principal accountant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees. As used below, (i) "audit fees" means the aggregate fees billed for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements,
(ii) "audit-related fees" means the aggregate fees billed for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not included within the term "audit fees," (iii) "tax fees" means the aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice, and tax planning, and (iv) "all other fees" includes the aggregate fees billed by the registrant's prior principal accountant in connection with the transition of the engagement to the registrant's current principal accountant.



----------------------------- ----------------------- -----------------------
                              FYE  12/31/2007         FYE  12/31/2006
----------------------------- ----------------------- -----------------------
Audit Fees                    $136,000                $122,000
Audit-Related Fees            $0                      $0
Tax Fees                      $29,700                 $42,930
All Other Fees                $3,275                  $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------ ------------------------ ------------------
Non-Audit Related Fees               FYE  12/31/2007          FYE  12/31/2006
------------------------------------ ------------------------ ------------------
Registrant                           $29,700                  $42,930
Registrant's Investment Adviser      $0                       $0
------------------------------------ ------------------------ ------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) LKCM Funds
                      ----------------------------------------------------------
         By (Signature and Title) /s/ Luther King
                                  ----------------------------------------------
                                      J. Luther King, Jr., President

         Date March 6, 2008
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         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Luther King
                                  ----------------------------------------------
                                      J. Luther King, Jr., President

         Date March 6, 2008
              ------------------------------------------------------------------

         By (Signature and Title) /s/ Richard Lenart
                                  ----------------------------------------------
                                      Richard Lenart, Treasurer

         Date March 6, 2008
              ------------------------------------------------------------------